As filed with the Securities and Exchange Commission on November 26, 1997


                                                     1933 Act File No. 33-1657
                                                     1940 Act File No. 811-4492
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM N-1A


                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 20


                                       AND


                             REGISTRATION STATEMENT
                    UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 21


                               MFS SERIES TRUST X
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 617-954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company,
                      500 Boylston Street, Boston, MA 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


       |_| immediately upon filing pursuant to paragraph (b) |X| on November 28, 1997 pursuant to paragraph (b)
       |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
       |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485


       If appropriate, check the following box:
       |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                          MFS GOVERNMENT MORTGAGE FUND



                              CROSS REFERENCE SHEET
(Pursuant to Rule 404 showing location in the Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

                                                                                    STATEMENT OF
    ITEM NUMBER                                                                       ADDITIONAL
FORM N-1A, PART A                   PROSPECTUS CAPTION                          INFORMATION CAPTION
-----------------                   ------------------                          -------------------

     1      (a), (b)                Front Cover Page                                        *

     2      (a)                     Expense Summary                                         *

            (b), (c)                              *                                         *

     3      (a)                     Condensed Financial
                                      Information                                           *

            (b)                       *                                                     *


            (c)                     Information Concerning Shares                           *
                                      of the Fund - Performance
                                      Information                                           *


            (d)                     Condensed Financial
                                      Information                                           *

      4     (a)                     The Fund; Investment Objective                          *
                                      and Policies; Investment
                                      Techniques; Risk Factors

            (b), (c)                Investment Objective and                                *
                                      Policies; Risk Factors
     5      (a)                     The Fund; Management of the                             *
                                      Fund - Investment Adviser

            (b)                     Front Cover Page; - Management                          *
                                     of the Fund; Back Cover Page

            (c)                     Management of the Fund;-                                *
                                      Investment Adviser; Portfolio
                                      Managers

            (d)                     Management of the Fund -                                *
                                      Investment Adviser;
                                      Administrator - Back Cover
                                      Page

            (e)                     Management of the Fund -                                *
                                      Shareholder Servicing Agent;
                                      Back Cover Page

            (f)                     Expense Summary; Condensed                              *
                                      Financial Information;
                                      Information Concerning Shares
                                      of the Fund - Expenses

            (g)                     Investment Objective and                                *
                                      Policies - Portfolio Trading;
                                      Information Concerning
                                      Shares of the Fund - Purchases


      5A    (a), (b), (c)                           **                                     **


      6     (a)                     Information Concerning Shares                           *
                                      of the Fund - Purchases;
                                      Information Concerning Shares
                                      of the Fund - Exchanges;
                                      Information Concerning Shares
                                      of the Fund - Redemptions and
                                      Repurchases; Information
                                      Concerning Shares of the Fund -
                                      Description of Shares, Voting
                                      Rights and Liabilities


            (b), (c), (d)                           *                                       *

            (e)                     Shareholder Services                                    *


            (f)                     Information Concerning Shares                           *
                                      of the Fund - Distributions;
                                      Shareholder Services -
                                      Distribution Options

            (g)                     Information Concerning Shares                           *
                                      of the Fund - Distributions;
                                      Information Concerning Shares
                                      of the Fund - Tax Status


            (h)                                     *                                       *


      7     (a)                     Front Cover Page; Management                            *
                                     of the Fund - Distributor; Back
                                     Cover Page

            (b)                     Information Concerning Shares                           *
                                     of the Fund - Purchases;
                                     Information Concerning Shares
                                     of the Fund - Net Asset Value

            (c)                     Information Concerning Shares                           *
                                     of the Fund - Purchases;
                                     Information Concerning Shares
                                     of the Fund - Exchanges;
                                     Shareholder Services

            (d)                     Front Cover Page; Information                           *
                                     Concerning Shares of the Fund -
                                     Purchases; Shareholder Services

            (e)                     Expense Summary; Information                            *
                                     Concerning Shares of the Fund -
                                     Purchases; Information Concerning
                                     Shares of the Fund - Distribution
                                     Plan

            (f)                     Information Concerning Shares                           *
                                     of the Fund - Distribution Plan

            (g)                     Expense Summary; Information                            *
                                     Concerning Shares of the
                                     Fund - Purchases; Information
                                     Concerning Shares of the
                                     Fund - Exchanges; Information
                                     Concerning Shares of the Fund Redemptions
                                     and Repurchases; Information Concerning
                                     Shares of the Fund - Distribution Plan;
                                     Information Concerning Shares of the Fund -
                                     Distributions; Information Concerning
                                     Shares of the Fund - Performance
                                     Information; Shareholder Services

      8     (a)                     Information Concerning Shares                           *
                                     of the Fund - Purchases;
                                     Information Concerning Shares
                                     of the Fund - Redemptions and
                                     Repurchases; Shareholder Services

            (b), (c), (d)           Information Concerning Shares                           *
                                     of the Fund - Redemptions and
                                     Repurchases


      9                                             *                                       *

                                                                                    STATEMENT OF
    ITEM NUMBER                                                                       ADDITIONAL
FORM N-1A, PART B                   PROSPECTUS CAPTION                          INFORMATION CAPTION

     10     (a), (b)                                *                           Front Cover Page

     11                                             *                           Front Cover Page

     12                                             *                           Definitions


     13     (a), (b), (c)                           *                           Investment Objective,
                                                                                 Policies and Restrictions


            (d)                                     *                                       *


     14     (a), (b)                                *                           Management of the Fund -
                                                                                 Trustees and Officers

            (c)                                     *                           Management of the Fund -
                                                                                 Trustees and Officers;
                                                                                Trustee Compensation
                                                                                 Table


     15     (a)                                     *                                       *


            (b), (c)                                *                           Management of the Fund -
                                                                                 Trustees and Officers

     16     (a), (b)                Management of the Fund                      Management of the Fund -
                                                                                 Investment Adviser;
                                                                                 Management of the Fund -
                                                                                 Trustees and Officers


            (c)                                     *                                       *


            (d)                                     *                           Management of the Fund -
                                                                                 Investment Adviser;
                                                                                 Administrator


            (e)                                     *                           Portfolio Transactions and
                                                                                 Brokerage Commissions


            (f)                     Information Concerning                      Distribution Plan
                                     Shares of the Fund -
                                     Distribution Plan


            (g)                                     *                                       *


            (h)                                     *                           Management of the Fund -
                                                                                 Custodian; Independent
                                                                                 Auditors and Financial
                                                                                 Statements; Back Cover
                                                                                 Page

            (i)                                     *                           Management of the Fund -
                                                                                 Shareholder Servicing
                                                                                 Agent


     17     (a), (b) (c), (d), (e)                  *                           Portfolio Transactions and
                                                                                 Brokerage Commissions


     18     (a)                     Information Concerning                      Description of Shares,
                                     Shares of the Fund -                        Voting Rights and
                                     Description of Shares, Voting               Liabilities
                                     Rights and Liabilities


            (b)                                     *                                       *


     19     (a)                     Information Concerning                      Shareholder Services
                                     Shares of the Fund -
                                     Purchases; Shareholder
                                     Services

            (b)                     Information Concerning                      Management of the Fund -
                                     Shares of the Fund - Net                    Distributor; Determination
                                     Asset Value; Information                    of Net Asset Value and
                                     Concerning Shares of the                    Performance - Net Asset
                                     Fund - Purchases                            Value


            (c)                                     *                                       *

     20                                             *                           Tax Status


     21     (a), (b)                                *                           Management of the Fund -
                                                                                 Distributor; Distribution
                                                                                 Plan


            (c)                                     *                                       *

     22     (a)                                     *                                       *

            (b)                                     *                           Determination of Net Asset
                                                                                 Value and Performance

     23                                             *                           Independent Auditors and
                                                                                 Financial Statements

---------------
*    Not Applicable
**   Contained in Annual Report

                          MFS GOVERNMENT MORTGAGE FUND

                SUPPLEMENT TO THE DECEMBER 1, 1997 PROSPECTUS AND
                       STATEMENT OF ADDITIONAL INFORMATION

     THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION ("SAI"), DATED DECEMBER 1, 1997, AND CONTAINS A DESCRIPTION OF CLASS I SHARES.

     CLASS I SHARES ARE AVAILABLE FOR PURCHASE ONLY BY CERTAIN INVESTORS AS DESCRIBED UNDER THE CAPTION "ELIGIBLE PURCHASERS" BELOW.

EXPENSE SUMMARY
                                                                       CLASS I
                                                                       -------
SHAREHOLDER TRANSACTION EXPENSES:
   Maximum Initial Sales Charge Imposed on Purchases of Fund
     Shares (as a percentage of offering price)........................  None
   Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable). None

ANNUAL OPERATING EXPENSES OF THE FUND (AS A PERCENTAGE OF AVERAGE NET ASSETS):
   Management Fees.....................................................  0.45%
   Rule 12b-1 Fees.....................................................  None
   Other Expenses(1)(2)................................................  0.31%
                                                                         -----
   Total Operating Expenses............................................  0.76 %
-----------
(1) "Other Expenses" is based on Class A expenses incurred during the fiscal year ended July 31, 1997.
(2) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."

                               EXAMPLE OF EXPENSES

     An investor would pay the following dollar amounts of expenses on a $1,000 investment in Class I shares of the Fund, assuming (a) a 5% annual return and
(b) redemption at the end of each of the time periods indicated:

             PERIOD                                               CLASS I
             ------                                               -------
             1 year........................................           $8
             3 years.......................................           24

     The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. A more complete description of the Fund's management fee is set forth under the caption "Management of the Fund" in the Prospectus.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

CONDENSED FINANCIAL INFORMATION

     The following information has been audited and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's independent auditors are Deloitte & Touche LLP.

FINANCIAL HIGHLIGHTS - CLASS I SHARES
                                                                  YEAR ENDED
                                                                 JULY 31,1997*
                                                                 ------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                              $  6.59
                                                                   -------

Income from investment operations # -
     Net investment income                                         $  0.31
     Net realized and unrealized gain
         on investments                                               0.09
                                                                   -------
         Total from investment operations                          $  0.40
                                                                   -------

Less distributions declared to shareholders -
     From net investment income                                    $ (0.26)
     From tax return of capital                                      (0.01)
                                                                   --------
         Total distributions declared to shareholders              $ (0.27)
                                                                   --------

Net asset value - end of period                                    $  6.72
                                                                   -------
Total return                                                          6.19%++

Ratios (to average net assets)/
     Supplemental data:
     Expenses##                                                       0.73%+
     Net investment income                                            7.06%+
Portfolio turnover                                                      33%
Net assets, end of period
     (000,000 omitted)                                             $113
--------------------------

 * For the period from the inception of Class I shares, January 2, 1997 through July 31, 1997.
 + Annualized
++ Not annualized
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

ELIGIBLE PURCHASERS

Class I shares are available for purchase only by the following purchasers ("Eligible Purchasers"):

(i) certain retirement plans established for the benefit of employees of Massachusetts Financial Services Company ("MFS"), the Fund's investment adviser, and employees of MFS' affiliates; and

(ii) any fund distributed by MFS Fund Distributors, Inc. ("MFD"), the Fund's distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other funds distributed by MFD.

In no event will the Fund, MFS, MFD or any of their affiliates pay any sales commissions or compensation to any third party in connection with the sale of Class I shares; the payment of any such sales commission or compensation would, under the Fund's policies, disqualify the purchaser as an eligible investor of Class I shares.

SHARE CLASSES OFFERED BY THE FUND

     Three classes of shares of the Fund currently are offered for sale, Class A shares, Class B shares and Class I shares. Class I shares are available for purchase only by Eligible Purchasers, as defined above, and are described in this Supplement. Class A shares and Class B shares are described in the Fund's Prospectus and are available for purchase by the general public.

     Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a contingent deferred sales charge (a "CDSC") upon redemption of 1.00% during the first year in the case of purchases of $1 million or more and certain purchases by retirement plans), and are subject to an annual distribution fee and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but are subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum; Class B shares convert to Class A shares approximately eight years after purchase. Class I shares are offered at net asset value without an initial sales charge or CDSC and are not subject to a distribution or service fee. Class I shares do not convert to any other class of shares of the Fund.

OTHER INFORMATION

     Eligible Purchasers may purchase Class I shares only directly through MFD. Eligible Purchasers may exchange Class I shares of the Fund for Class I shares of any other MFS Fund available for purchase by such Eligible Purchasers at their net asset value (if available for sale), and may exchange Class I shares of the Fund for shares of the MFS Money Market Fund (if available for sale), and may redeem Class I shares of the Fund at net asset value. Distributions paid by the Fund with respect to Class I shares generally will be greater than those paid with respect to Class A shares and Class B shares because expenses attributable to Class A shares and Class B shares generally will be higher.

                 THE DATE OF THIS SUPPLEMENT IS DECEMBER 1, 1997

                                           PROSPECTUS
MFS(R) GOVERNMENT                          December 1, 1997
MORTGAGE FUND                              Class A Shares of Beneficial Interest
(A member of the MFS Family of Funds(R))   Class B Shares of Beneficial Interest
--------------------------------------------------------------------------------
                                                                          Page

 1. Expense Summary .....................................................    2
 2. Condensed Financial Information .....................................    3
 3. The Fund ............................................................    6
 4. Investment Objectives and Policies ..................................    6
 5. Management of the Fund ..............................................   11
 6. Information Concerning Shares of the Fund ...........................   12
        Purchases .......................................................   12
        Exchanges .......................................................   17
        Redemptions and Repurchases .....................................   17
        Distribution Plan ...............................................   20
        Distributions ...................................................   21
        Tax Status ......................................................   22
        Net Asset Value .................................................   22
        Description of Shares, Voting Rights and Liabilities ............   22
        Performance Information .........................................   23
 7. Shareholder Services ................................................   23
    Appendix A ..........................................................  A-1
    Appendix B ..........................................................  B-1


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

MFS GOVERNMENT MORTGAGE FUND
500 Boylston Street, Boston, Massachusetts 02116    (617) 954-5000

This Prospectus pertains to the MFS Government Mortgage Fund (the "Fund"), a diversified series of MFS Series Trust X (the "Trust"), an open-end investment company presently consisting of four series. The primary investment objective of the Fund is to provide a high level of current income. The secondary objective of the Fund is to protect shareholders' capital. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 65% of its total assets in obligations issued or guaranteed by the Government National Mortgage Association ("GNMA") (including pass-through certificates of GNMA) and in obligations fully collateralized or otherwise fully secured by obligations issued or guaranteed by GNMA (see "Investment Objectives and Policies"). The minimum initial investment is generally $1,000 per account (see "Purchases").

The Fund's investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY FINANCIAL INSTITUTION. SHARES OF MUTUAL FUNDS ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED, AND WILL FLUCTUATE IN VALUE. YOU MAY RECEIVE MORE OR LESS THAN YOU PAID WHEN YOU REDEEM YOUR SHARES.


This Prospectus sets forth concisely the information concerning the Fund that a prospective investor ought to know before investing. The Fund has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information dated December 1, 1997, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Fund. The SAI is incorporated into this Prospectus by reference. See page 25 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site (http://www.sec.gov) that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.


  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

1.  EXPENSE SUMMARY

                                                                                         CLASS A           CLASS B
                                                                                         -------           -------

SHAREHOLDER TRANSACTION EXPENSES:
    Maximum Initial Sales Charge Imposed on Purchases of Fund Shares
      (as a percentage of offering price) ..........................................      4.75%             0.00%
    Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
      price or redemption proceeds, as applicable) .................................   See below(1)         4.00%
ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):
    Management Fees ................................................................      0.45%             0.45%
    Rule 12b-1 Fees ................................................................      0.25%(2)          1.00%(3)
    Other Expenses(4) ..............................................................      0.31%             0.31%
                                                                                           ---               ---
    Total Operating Expenses .......................................................      1.01%             1.76%


------------
(1) Purchases of $1 million or more and certain purchases by retirement plans are not subject to an initial sales charge; however, a contingent deferred sales charge (a "CDSC") of 1% will be imposed on such purchases in the event of certain redemption transactions within 12 months following such purchases (see "Information
    Concerning Shares of the Fund -- Purchases").


(2) The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment
    Company Act of 1940, as amended (the "1940 Act") (the "Distribution Plan"), which provides that it will pay distribution/service fees aggregating up to (but not necessarily all of) 0.35% per annum of the average daily net assets attributable to Class A shares. Payment of the 10% per annum Class A distribution fee has been suspended indefinitely, and will only be implemented on such date as the Trustees of the Trust may determine. Distribution expenses paid under this Plan, together with the initial sales charge, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan".

(3) The Fund's Distribution Plan provides that it will pay distribution/ service fees aggregating up to 1.00%
    per annum of the average daily net assets attributable to Class B shares. Distribution expenses paid under the Distribution Plan, together with any CDSC payable upon redemption of Class B shares, may cause long-term shareholders to pay more than the maximum sales charge that would have been permissible if imposed entirely as an initial sales charge. See "Information Concerning Shares of the Fund -- Distribution Plan".


(4) The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Fund's expenses). Any such fee reductions are not reflected under "Other Expenses."


                               EXAMPLE OF EXPENSES


An investor would pay the following dollar amounts of expenses on a $1,000 investment in the Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated (unless otherwise noted):


PERIOD                                         CLASS A         CLASS B
------                                         -------    ------------------
                                                                       (1)
 1 year .....................................   $ 57       $ 58       $ 18
 3 years ....................................     78         85         55
 5 years ....................................    100        115         95
10 years ....................................    165        187(2)     187(2)
------------


(1) Assumes no redemption.
(2) Class B shares convert to Class A shares approximately eight years after purchase; therefore, years nine and ten reflect Class A expenses.


The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear directly or indirectly. More complete descriptions of the following Fund expenses are set forth in the following sections: (i) varying sales charges on share purchases -- "Purchases"; (ii) varying CDSCs -- "Purchases"; (iii) management fees -- "Investment Adviser"; and (iv) Rule 12b-1 (i.e., distribution plan) fees -- "Distribution Plan."

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  CONDENSED FINANCIAL INFORMATION


The following information has been audited for at least the latest five fiscal years of the Fund and should be read in conjunction with the financial statements included in the Fund's Annual Report to Shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, given upon their authority as experts in accounting and auditing. The Fund's current independent auditors are Deloitte & Touche LLP.

                             FINANCIAL HIGHLIGHTS

                                                                                          EIGHT MONTHS          YEAR ENDED
                                                    YEAR ENDED JULY 31,                  ENDED JULY 31,         NOVEMBER 30,
                                         -----------------------------------------       ----------       -------------------------
                                           1997             1996            1995            1994            1993           1992
-----------------------------------------------------------------------------------------------------------------------------------
                                         CLASS A
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of
  period ............................     $ 6.53           $ 6.65         $ 6.49           $ 6.85         $ 6.82         $ 6.95
                                          ------           ------         ------           ------         ------         ------
Income from investment operations# --
  Net investment income(S) ..........     $ 0.44           $ 0.45         $ 0.45           $ 0.29         $ 0.34         $ 0.46
  Net realized and unrealized gain
    (loss) on investments ...........       0.18            (0.14)          0.14            (0.36)          0.20           0.09
                                          ------           ------         ------           ------         ------         ------
    Total from investment operations      $ 0.62           $ 0.31         $ 0.59           $(0.07)        $ 0.54         $ 0.55
                                          ------           ------         ------           ------         ------         ------
Less distributions declared to
  shareholders --
  From net investment income ........     $(0.42)          $(0.42)        $(0.42)          $(0.20)        $(0.47)        $(0.42)
  In excess of net realized gain on
    investments .....................       --               --              --              --            (0.04)           --
  From paid-in capital ..............       --               --              --             (0.09)           --           (0.26)
  Tax return of capital .............      (0.01)           (0.01)         (0.01)            --              --             --
                                          ------           ------         ------           ------         ------         ------
    Total distributions declared to
      shareholders ..................     $(0.43)          $(0.43)        $(0.43)          $(0.29)        $(0.51)        $(0.68)
                                          ------           ------         ------           ------         ------         ------
Net asset value -- end of period ....     $ 6.72           $ 6.53         $ 6.65           $ 6.49         $ 6.85         $ 6.82
                                          ======           ======         ======           ======         ======         ======
Total return(+) .....................      9.90%            4.76%          9.60%           (1.5)%++        8.11%          8.25%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses## ........................      1.09%            1.16%          1.25%            1.27%+         1.38%          1.42%
  Net investment income .............      6.75%            6.75%          6.99%            6.46%+         6.30%          6.57%
PORTFOLIO TURNOVER ..................        33%              25%            87%              37%           167%           484%
NET ASSETS AT END OF PERIOD (000,000
  OMITTED) ..........................       $653             $541           $534             $424           $522           $715

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

  Net investment income .............       --               --              --            $ 0.29         $ 0.34            --
  RATIOS (TO AVERAGE NET ASSETS):
    Expenses ........................       --               --              --             1.28%+         1.46%            --
    Net investment income ...........       --               --              --             6.45%+         6.22%            --


-----------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED NOVEMBER 30,
                                                    -------------------------------------------------------------------------
                                                         1991             1990            1989           1988           1987
-----------------------------------------------------------------------------------------------------------------------------
                                                       CLASS A
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ...........      $ 7.01           $ 7.86          $ 7.82         $ 8.34         $ 9.82
                                                        ------           ------          ------         ------         ------
Income from investment operations --
  Net investment income ..........................      $ 0.48           $ 0.53          $ 0.59         $ 0.64         $ 0.75
  Net realized and unrealized gain (loss) on
    investments ..................................        0.25            (0.40)           0.48          (0.06)         (1.08)
                                                        ------           ------          ------         ------         ------
    Total from investment operations .............      $ 0.73           $ 0.13          $ 1.07         $ 0.58         $(0.33)
                                                        ------           ------          ------         ------         ------
Less distributions declared to shareholders --
  From net investment income .....................      $(0.44)          $(0.49)         $(0.58)        $(0.64)        $(0.82)
  In excess of net realized gain on investments ..        --               --              --             --            (0.01)
  From paid-in capital ...........................       (0.35)           (0.49)          (0.45)         (0.46)         (0.32)
                                                        ------           ------          ------         ------         ------
    Total distributions declared to shareholders .      $(0.79)          $(0.98)         $(1.03)        $(1.10)        $(1.15)
                                                        ------           ------          ------         ------         ------
Net asset value -- end of period .................      $ 6.95           $ 7.01          $ 7.86         $ 7.82         $ 8.34
                                                        ======           ======          ======         ======         ======
Total return(+) ..................................      11.00%            2.05%          14.72%          7.39%        (3.37)%

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA:
  Expenses .......................................       1.44%            1.40%           1.37%          1.38%          1.34%
  Net investment income ..........................       6.91%            7.29%           7.57%          7.88%          8.34%
PORTFOLIO TURNOVER ...............................        731%             507%            489%           285%           212%
NET ASSETS AT END OF PERIOD (000,000 OMITTED) ....      $  886           $1,068          $1,380         $1,295         $1,129

(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    October 1, 1989). If the charge had been included, the results would have been lower.


                                                                                             EIGHT
                                                                                             MONTHS
                                                     YEAR ENDED JULY 31,                      ENDED              PERIOD ENDED
                                          ------------------------------------------         JULY 31,            NOVEMBER 30,
                                            1997              1996            1995             1994                 1993**
-----------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period     $ 6.53           $ 6.65           $ 6.49             $ 6.84                 $ 6.97
                                           ------           ------           ------             ------                 ------
Income from investment operations# --
  Net investment income(S) ...........     $ 0.40           $ 0.40           $ 0.41             $ 0.26                 $ 0.38
  Net realized and unrealized gain
    (loss) on investments ............       0.17            (0.13)            0.14              (0.35)                 (0.44)
                                           ------           ------           ------             ------                 ------
    Total from investment operations .     $ 0.57           $ 0.27           $ 0.55             $(0.09)                $(0.06)
                                           ------           ------           ------             ------                 ------
Less distributions declared to
  shareholders --
  From net investment income .........     $(0.37)          $(0.38)          $(0.38)            $(0.18)                $(0.07)
  From paid-in capital ...............     --               --               --                  (0.08)                  --
  Tax return of capital ..............      (0.01)           (0.01)           (0.01)           --                        --
                                           ------           ------           ------             ------                 ------
    Total distributions declared to
      shareholders ...................     $(0.38)          $(0.39)          $(0.39)            $(0.26)                $(0.07)
                                           ------           ------           ------             ------                 ------
Net asset value -- end of period .....     $ 6.72           $ 6.53           $ 6.65             $ 6.49                 $ 6.84
                                           ======           ======           ======             ======                 ======
Total return .........................      9.09%            3.98%            8.81%            (1.97)%++              (3.91)%++

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
  Expenses## .........................      1.78%            1.87%            1.96%              1.94%+                 1.87%+
  Net investment income ..............      6.02%            6.01%            6.28%              5.80%+                 5.92%+
PORTFOLIO TURNOVER ...................        33%              25%              87%                37%                   167%
NET ASSETS AT END OF PERIOD (000,000
  OMITTED) ...........................       $286             $553             $812             $1,229                 $1,628

 ** For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through November 30, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

  Net investment income ..............       --               --               --               $ 0.26                 $ 0.38
  RATIOS (TO AVERAGE NET ASSETS):
    Expenses .........................       --               --               --                1.94%+                 1.94%+
    Net investment income ............       --               --               --                5.80%+                 5.85%+

3. THE FUND
The Fund is a diversified series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1985. The Trust presently consists of four series, each of which represents a portfolio with separate investment objectives and policies. Shares of the Fund are continuously sold to the public and the Fund then uses the proceeds to buy securities for its portfolio. Two classes of shares of the Fund currently are offered for sale to the general public. Class A shares are offered at net asset value plus an initial sales charge up to a maximum of 4.75% of the offering price (or a CDSC upon redemption of 1.00% during the first year in the case of certain purchases of $1 million or more and certain purchases by retirement plans) and subject to an annual distribution and service fee up to a maximum of 0.35% per annum. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption (declining from 4.00% during the first year to 0% after six years) and an annual distribution fee and service fee up to a maximum of 1.00% per annum. Class B shares will convert to Class A shares approximately eight years after purchase. In addition, the Fund offers an additional class of shares, Class I shares, exclusively to certain institutional investors. Class I shares are made available by means of a separate Prospectus Supplement provided to institutional investors eligible to purchase Class I shares, and are offered at net asset value without an initial sales charge or CDSC upon redemption and without an annual distribution and service fee.

The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets and the officers of the Trust are responsible for the Fund's operations. The Adviser manages the portfolio from day to day in accordance with the Fund's investment objectives and policies. A majority of the Trustees are not affiliated with the Adviser. The Fund also offers to buy back (redeem) its shares from its shareholders at any time at net asset value, less any applicable CDSC.

4.  INVESTMENT OBJECTIVES AND POLICIES


INVESTMENT OBJECTIVES -- The Fund's primary investment objective is to provide a high level of current income. The Fund's secondary objective is to protect shareholders' capital. Any investment involves risk and there can be no assurance that the Fund will achieve its objectives.

INVESTMENT POLICIES -- The Fund seeks to achieve its investment objectives by investing at least 65% of its total assets, under normal circumstances, in obligations issued or guaranteed by GNMA (including pass-through certificates of GNMA which are described below) and in obligations fully collateralized or otherwise fully secured by obligations issued or guaranteed by GNMA. The Fund may also invest in other securities that are issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities ("Government Securities"). Such Government Securities include
(1) the following U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to 10 years), and U.S. Treasury bonds (generally maturities of greater than 10 years) all of which are backed by the full faith and credit of the United States; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the Federal National Mortgage Association ("FNMA"). No assurance can be given that the U.S. Government will provide financial support to these agencies and instrumentalities because it is not obligated by law, in certain instances, to do so. The primary types of Government Securities in which the Fund invests are described in Appendix B.

The Fund may invest in pass-through certificates of GNMA. These certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. For a further description of these and other such obligations and of the consequences of the prepayment of mortgages underlying these certificates, see "Mortgage Pass-Through Securities" below and Appendix B.

When and if available, Government Securities may be purchased at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

Depending on market conditions, the Fund may temporarily take a defensive position by investing a substantial portion of its assets in cash, short-term Government Securities and related repurchase agreements.

Government Securities do not generally involve the credit risks associated with other types of fixed income securities, although, as a result, the yields available from Government Securities are generally lower than the yields available from corporate fixed income securities. Like other fixed income securities, however, the values of Government Securities change as interest rates fluctuate. THEREFORE, THE NET ASSET VALUE OF THE SHARES OF AN OPEN-END INVESTMENT COMPANY SUCH AS THE FUND WHICH INVESTS IN FIXED INCOME SECURITIES CHANGES AS THE GENERAL LEVELS OF INTEREST RATES FLUCTUATE. WHEN INTEREST RATES DECLINE, THE VALUE OF A PORTFOLIO INVESTED AT HIGHER YIELDS CAN BE EXPECTED TO RISE. CONVERSELY, WHEN INTEREST RATES RISE, THE VALUE OF A PORTFOLIO INVESTED AT LOWER YIELDS CAN BE EXPECTED TO DECLINE. Although changes in the value of the Fund's portfolio securities subsequent to their acquisition are reflected in the net asset value of shares of the Fund, such changes will not affect the income received by the Fund from such securities. While the Fund seeks to maintain a relatively high, stable dividend, no specific level of income or yield differential can ever be assured since available yields vary over time. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders.

MORTGAGE PASS-THROUGH SECURITIES: The Fund may invest in mortgage pass-through securities that are Government Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different from the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise, the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize risk.


"WHEN-ISSUED" SECURITIES: Some Government Securities may be purchased on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although the Fund is not limited as to the amount of Government Securities for which it may have commitments to purchase on such bases, it is expected that under normal circumstances the Fund will not commit more than 30% of its total assets to such purchases. The Fund does not pay for the securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of the securities purchased on such bases, the Fund will segregate liquid assets or Government Securities sufficient to cover its commitments.


MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which the Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.


RESTRICTED SECURITIES: The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Fund's limitation on investing not more than 10% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A Securities could have the effect of decreasing the level of liquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these Rule 144A securities held in the Fund's portfolio. Subject to the Fund's 10% limitation on investments in illiquid investments, the Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.


ZERO COUPON BONDS: The Fund may invest in zero coupon bonds, which are debt obligations issued or purchased at a significant discount from face value. The Fund will only purchase zero coupon bonds which are Government Securities. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations ("CMOs") which are debt obligations collateralized by mortgage loans or mortgage pass- through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Mortgage Assets underlying CMOs purchased by the Fund must be issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates resulting in a loss of all or part of the premium, if any has been paid. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage- related securities.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. For a further description of CMOs and the risks related to transactions therein, see the SAI.

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Fund will only invest in SMBS whose mortgage assets are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. For a further description of SMBS and the risks related to transactions therein, see the SAI.

SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps and other types of available swap agreements. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indexes, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate.

The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI for further information on, and the risks involved in, these activities.

LENDING OF SECURITIES AND SHORT SALES: The Fund may make loans of its portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") under contracts calling for collateral in U.S. Government Securities, cash or an irrevocable letter of credit. The Fund will continue to collect the equivalent of interest on the securities loaned and will also receive either interest (through investment of cash collateral) or a fee (if the collateral is Government Securities or a letter of credit). The Fund may pay finder's and other fees in connection with securities loans. The Fund may also make short sales involving either securities retained in the Fund's portfolio or securities which the Fund has the right to acquire without paying additional consideration.


INDEXED SECURITIES: The Fund may invest in indexed securities whose value is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed-income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the instrument.


PORTFOLIO TRADING: The Fund intends to manage its portfolio by buying and selling Government Securities, as well as holding selected obligations to maturity, and by engaging in transactions involving related options, Futures Contracts and swap transactions. In managing its portfolio the Fund seeks to maximize the return on its portfolio by taking advantage of market developments and yield disparities. For a description of the strategies which may be used by the Fund in managing its portfolio, see the SAI.


The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of other investment company clients of MFD, the Fund's distributor, as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI.


OPTIONS ON FIXED INCOME SECURITIES: The Fund may write (sell) covered put and call options on fixed income securities and purchase put and call options. The Fund will write such options for hedging purposes and to increase its return; however, it will not write such options for the purpose of attempting to pay out a pre-established level of dividends or distributions. The Fund may also write combinations of put and call options on the same security, known as "straddles." The Fund may purchase put or call options in anticipation of declines in the value of fixed income portfolio securities or increases in the value of securities to be acquired.

For hedging purposes, the Fund may also enter into options on the yield "spread," or yield differential, between two securities. This transaction is referred to as a "yield curve" option. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by the Fund will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Risks of Investment in Options, Futures Contracts and Options on Futures Contracts" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

In certain instances, the Fund may enter into options on Treasury Securities. This type of option is referred to as "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option.

The Fund may purchase and sell options that are traded on U.S. exchanges, and options traded over-the-counter, with broker- dealers who deal in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Fund will treat assets used to cover over-the-counter options as illiquid unless the dealer is a primary dealer in U.S. Government securities and has given the Fund the unconditional right to close such options at a formula price, in which event only an amount of the cover determined with reference to the formula will be considered illiquid. The Fund may also write over-the-counter options with non-primary dealers and will treat the assets used to cover these options as illiquid. See "Investment Objectives, Policies and Restrictions -- Options on Fixed Income Securities" in the SAI for a further discussion of options on fixed income securities, as well as the associated risks.

FUTURES CONTRACTS: The Fund may enter into futures contracts on fixed income securities ("Futures Contracts"). Such transactions may be used to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of Government Securities which the Fund intends to purchase at a later date. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of Futures Contracts or may realize a loss.

The Fund may also enter into Futures Contracts for non-hedging purposes, to the extent permitted by applicable law, which involves greater risks. See "Investment Objectives, Policies and Restrictions -- Futures Contracts" in the SAI for a further discussion of Futures Contracts, as well as the associated risks.

OPTIONS ON FUTURES CONTRACTS: The Fund may also purchase and write options on Futures Contracts ("Options on Futures Contracts") for the purpose of protecting against declines in the value of fixed income portfolio securities or against increases in the cost of such securities to be acquired, as well as for non-hedging purposes to the extent permitted by applicable law. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts, because the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts, and will constitute only a partial hedge, up to the amount of the premium received, less related transaction costs. In addition, if an option is exercised, the Fund may suffer a loss on the transaction. See "Investment Objectives, Policies and Restrictions -- Options on Futures Contracts" in the SAI for a further discussion of Options on Futures Contracts, as well as the associated risks.

RISKS OF INVESTMENT IN OPTIONS, FUTURES CONTRACTS AND OPTIONS ON FUTURES
CONTRACTS: The Fund's use of options, Futures Contracts and Options on Futures Contracts involves certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. The Fund also may enter into transactions in such instruments for non-hedging purposes to the extent permitted by applicable law, which involves greater risk. In particular, such transactions may result in losses for the Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts and Options on Futures Contracts and includes a discussion of the risks related to transactions therein.
                             --------------------

The investment objectives and the policies described above may be changed without shareholder approval.


The SAI includes a discussion of other investment policies and a listing of specific investment restrictions which govern the Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise. Except with respect to the Fund's policy on borrowing and investing in illiquid securities, the Fund's investment limitations and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


5.  MANAGEMENT OF THE FUND


INVESTMENT ADVISER -- The Adviser manages the assets of the Fund pursuant to an Investment Advisory Agreement, dated December 19, 1985, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. James J. Calmas, a Vice President of the Adviser, is the Fund's portfolio manager. Mr. Calmas became the portfolio manager of the Fund in January of 1993. Mr. Calmas joined the Adviser in 1988 as an Investment Analyst. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services, the Adviser receives a management fee, computed and paid monthly, equal to 0.45% of the Fund's average daily net asset value.

For the Fund's fiscal year ended July 31, 1997, management fees paid to MFS under the Advisory Agreement amounted to $4,551,885, equivalent on an annualized basis, to 0.45% of the Fund's average daily net assets.

MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds"), to MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisors, Inc., also provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $66.3 billion on behalf of over 2.7 million investor accounts as of October 31, 1997. As of such date, the MFS organization managed approximately $20.1 billion of assets in fixed income securities and $42.0 billion of assets in equity securities. MFS is a subsidiary of Sun Life of Canada (U.S.), a subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Fund. W. Thomas London, Stephen E. Cavan, James
R. Bordewick, Jr., James O. Yost, Ellen M. Moynihan and Mark E. Bradley, all of whom are officers of MFS, are also officers of the Fund.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for portfolios of other clients of MFS. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as the Fund is concerned, in other cases, it may produce increased investment opportunities for the Fund.

ADMINISTRATOR -- MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, the Fund pays MFS an administrative fee of up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the Fund and serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for the Fund.

6.  INFORMATION CONCERNING SHARES OF THE FUND

PURCHASES


Class A and B shares of the Fund may be purchased at the public offering price through any dealer. As used in the Prospectus and any appendices thereto, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement or other similar agreement with MFD. Dealers may also charge their customers fees relating to investment in the Fund.

This Prospectus offers two classes of shares to the general public (Class A and B shares) which bear sales charges and distribution fees in different forms and amounts, as described below:


CLASS A SHARES: Class A shares are generally offered at net asset value plus an initial sales charge, but in certain cases are offered at net asset value without an initial sales charge but subject to a CDSC.

PURCHASES SUBJECT TO INITIAL SALES CHARGE. Class A shares are offered at net asset value plus an initial sales charge as follows:

-----------------------------------------------------------------------------------------------------------------------------
                                                      SALES CHARGE* AS PERCENTAGE OF:
                                                                                                               DEALER ALLOWANCE
                                                         OFFERING                    NET AMOUNT                 AS A PERCENTAGE
              AMOUNT OF PURCHASE                           PRICE                      INVESTED                 OF OFFERING PRICE
              ------------------                           -----                      --------                 -----------------
Less than $100,000 ............................            4.75%                        4.99%                        4.00%
$100,000 but less than $250,000 ...............            4.00                         4.17                         3.20
$250,000 but less than $500,000 ...............            2.95                         3.04                         2.25
$500,000 but less than $1,000,000 .............            2.20                         2.25                         1.70
$1,000,000 or more ............................           None**                       None**                     See Below**

-----------------------------------------------------------------------------------------------------------------------------

 * Because of rounding in the calculation of offering price, actual sales charges may be more or less then those calculated using the percentages above.
** A CDSC will apply to such purchases, as discussed below.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price, as shown in the above table. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. The sales charge may vary depending on the number of shares of the Fund as well as certain other MFS Funds owned or being purchased, the existence of an agreement to purchase additional shares during a 13-month period (or 36-month period for purchases of $1 million or more) or other special purchase programs. A description of the Right of Accumulation, Letter of Intent and Group Purchase privileges by which the sales charge may be reduced is set forth in the SAI.


PURCHASES SUBJECT TO A CDSC (but not subject to an initial sales charge). In the following five circumstances, Class A shares are offered at net asset value without an initial sales charge but subject to a CDSC, equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares, in the event of a share redemption within 12 months following the purchase:


    (i)   on investments of $1 million or more in Class A shares;

    (ii) on investments in Class A shares by certain retirement plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if, prior to July 1, 1996: (a) the plan had established an account with the Shareholder Servicing Agent and (b) the sponsoring organization has demonstrated to the satisfaction of MFD that either (i) the employer had at least 25 employees or (ii) the aggregate purchases by the retirement plan of Class A shares of Funds in the MFS Funds would be in an aggregate amount of at least $250,000 within a reasonable period of time, as determined by MFD in its sole discretion;


    (iii) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the retirement plan and/or sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or any similar recordkeeping system made available by the Shareholder Servicing Agent (the "MFS Participant Recordkeeping System"); (b) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996; and (c) the aggregate purchases by the retirement plan of Class A shares of the MFS Funds will be in an aggregate amount of at least $500,000 within a reasonable period of time, as determined by MFD in its sole discretion;

    (iv) on investments in Class A shares by certain retirement plans subject to ERISA, if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1996 and (b) the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. THE RETIREMENT PLAN WILL QUALIFY UNDER THIS CATEGORY ONLY IF THE PLAN OR ITS SPONSORING ORGANIZATION INFORMS THE SHAREHOLDER SERVICING AGENT PRIOR TO THE PURCHASES THAT THE PLAN HAS A MARKET VALUE OF $500,000 OR MORE INVESTED IN SHARES OF ANY CLASS OR CLASSES OF THE MFS FUNDS. THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY; AND

    (v) on investments in Class A shares by certain retirement plans subject to ERISA if: (a) the plan establishes an account with the Shareholder Servicing Agent on or after July 1, 1997; (b) such plan's records are maintained on a pooled basis by the Shareholder Servicing Agent; and (c) the sponsoring organization demonstrates to the satisfaction of MFD that, at the time of purchase, the employer has at least 200 eligible employees and the plan has aggregate assets of at least $2,000,000.


In the case of all such purchases, MFD will pay commissions to dealers on new investments in Class A shares made through such dealers as follows:

 COMMISSION PAID BY MFD TO DEALERS            CUMULATIVE PURCHASE AMOUNT
 ---------------------------------            --------------------------
               1.00%                       On the first $2,000,000, plus
               0.80%                       Over $2,000,000 to $3,000,000, plus
               0.50%                       Over $3,000,000 to $50,000,000, plus
               0.25%                       Over $50,000,000

For purposes of determining the level of commissions to be paid to dealers with respect to a shareholder's new investment in Class A shares made on or after April 1, 1996, purchases for each shareholder account (and certain other accounts for which the shareholder is a record or beneficial holder) will be aggregated over a 12-month period (commencing from the date of the first such purchase).

See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" in the Prospectus for further discussion of the CDSC.

    WAIVERS OF INITIAL SALES CHARGE AND CDSC. In certain circumstances, the initial sales charge imposed upon purchases of Class A shares and the CDSC imposed upon redemption of Class A shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class A shares is waived with respect to shares held by certain retirement plans qualified under Section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and subject to ERISA, where:

     (i) the retirement plan and/or sponsoring organization does not subscribe to the MFS Participant Recordkeeping System; and

    (ii) the retirement plan and/or sponsoring organization demonstrates to the satisfaction of, and certifies to the Shareholder Servicing Agent that the retirement plan has, at the time of certification or will have pursuant to a purchase order placed with the certification, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds and aggregate assets of at least $10 million;


provided, however, that the CDSC will not be waived (i.e., it will be imposed)
(a) with respect to plans which establish an account with the Shareholder Servicing Agent on or after November 1, 1997, in the event that the Plan makes a complete redemption of all of its shares in the MFS Funds, or (b) with respect to plans which established an account with the Shareholder Servicing Agent prior to November 1, 1997, in the event that there is a change in law or regulation which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.


CLASS B SHARES: Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC upon redemption as follows:
       YEAR OF                                             CONTINGENT
     REDEMPTION                                          DEFERRED SALES
    AFTER PURCHASE                                           CHARGE
    --------------                                       ---------------
    First .............................................        4%
    Second ............................................        4%
    Third .............................................        3%
    Fourth ............................................        3%
    Fifth .............................................        2%
    Sixth .............................................        1%
    Seventh and following .............................        0%

The CDSC imposed is assessed against the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. No CDSC is assessed against shares acquired through the automatic reinvestment of dividends or capital gain distributions.


See "Redemptions and Repurchases -- Contingent Deferred Sales Charge" for further discussion of the CDSC.

Except as described below, MFD will pay commissions to dealers of 3.75% of the purchase price of Class B shares purchased through dealers. MFD will also advance to dealers the first year service fee payable under the Fund's Distribution Plan (see "Distribution Plan" below) at a rate equal to 0.25% of the purchase price of such shares. Therefore, the total amount paid to a dealer upon the sale of Class B shares is 4% of the purchase price of the shares (commission rate of 3.75% plus a service fee equal to 0.25% of the purchase price).

Class B shares purchased by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established its account with the Shareholder Servicing Agent on or after July 1, 1996, will be subject to the CDSC described above, only under limited circumstances, as explained below under "Waivers of CDSC." With respect to such purchases, MFD pays an amount to dealers equal to 3.00% of the amount purchased through such dealers (rather than the 4.00% payment described above), which is comprised of a commission of 2.75% plus the advancement of the first year service fee equal to 0.25% of the purchase price payable under the Fund's Distribution Plan. As discussed above, such retirement plans are eligible to purchase Class A shares of the Fund at net asset value without an initial sales charge but subject to a 1% CDSC if the plan has, at the time of purchase, a market value of $500,000 or more invested in shares of any class or classes of the MFS Funds. IN THIS EVENT, THE PLAN OR ITS SPONSORING ORGANIZATION SHOULD INFORM THE SHAREHOLDER SERVICING AGENT THAT THE PLAN IS ELIGIBLE TO PURCHASE CLASS A SHARES UNDER THIS CATEGORY; THE SHAREHOLDER SERVICING AGENT HAS NO OBLIGATION INDEPENDENTLY TO DETERMINE WHETHER SUCH A PLAN QUALIFIES UNDER THIS CATEGORY FOR THE PURCHASE OF CLASS A SHARES.

    WAIVERS OF CDSC. In certain circumstances, the CDSC imposed upon redemption of Class B shares is waived. These circumstances are described in Appendix A to this Prospectus. In addition to these circumstances, the CDSC imposed upon the redemption of Class B shares is waived with respect to shares held by a retirement plan whose sponsoring organization subscribes to the MFS Participant Recordkeeping System and which has established an account with the Shareholder Servicing Agent on or after July 1, 1996; provided, however, that the CDSC will not be waived (i.e., it will be imposed) in the event that there is a change in law or regulations which results in a material adverse change to the tax advantaged nature of the plan, or in the event that the plan and/or sponsoring organization: (i) becomes insolvent or bankrupt; (ii) is terminated under ERISA or is liquidated or dissolved; or (iii) is acquired by, merged into, or consolidated with, any other entity.

CONVERSION OF CLASS B SHARES: Class B shares of the Fund that remain outstanding for approximately eight years will convert to Class A shares of the same Fund. Shares purchased through the reinvestment of distributions paid in respect of Class B shares will be treated as Class B shares for purposes of the payment of the distribution and service fees under the Fund's Distribution Plan. See "Distribution Plan" below. However, for purposes of conversion to Class A shares, all shares in a shareholder's account that were purchased through the reinvestment of dividends and distributions paid in respect of Class B shares (and which have not converted to Class A shares as provided in the following sentence) will be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, a portion of the Class B shares then in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares not acquired through reinvestment of dividends and distributions that are converting to Class A shares bear to the shareholder's total Class B shares not acquired through reinvestment. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversion will not constitute a taxable event for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.


GENERAL: The following information applies to purchases of all classes of the Fund's shares.

    MINIMUM INVESTMENT. Except as described below, the minimum initial investment is $1,000 per account and the minimum additional investment is $50 per account. Accounts being established for monthly automatic investments and under payroll savings programs and tax-deferred retirement programs (other than IRAs) involving the submission of investments by means of group remittal statements are subject to a $50 minimum on initial and additional investments per account. The minimum initial investment for IRAs is $250 per account and the minimum additional investment is $50 per account. Accounts being established for participation in the Automatic Exchange Plan are subject to a $50 minimum on initial and additional investments per account. There are also other limited exceptions to these minimums for certain tax-deferred retirement programs. Any minimums may be changed at any time at the discretion of MFD. The Fund reserves the right to cease offering its shares for sale at any time.


    SUBSEQUENT INVESTMENT BY TELEPHONE Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

    RIGHT TO REJECT PURCHASE ORDERS/MARKET TIMING. Purchases and exchanges should be made for investment purposes only. The Fund and MFD each reserve the right to reject or restrict any specific purchase or exchange request. In the event that the Fund or MFD rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

The Fund is not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Fund defines a "market timer" as an individual, or organization acting on behalf of one or more individudals, if (i) the individual or organization makes three or more exchange requests out of the Fund per calendar year and (ii) any one of such exchange requests represents shares equal in value to 1/2 of 1% or more of the Fund's net assets at the time of the request. Accounts under common ownership or control, including accounts administered by market timers, will be aggregated for purposes of this definition.

As noted above, the Fund and MFD each reserves the right to reject or restrict any specific purchase and exchange request and, in addition, may impose specific limitations with respect to market timers, including delaying for up to seven days the purchase side of an exchange request by market timers or specifically rejecting or otherwise restricting purchase or exchange requests by market timers. Other funds in the MFS Family of Funds may have different and/or more restrictive policies with respect to market timers than the Fund. These policies are disclosed in the prospectuses of these other MFS Funds.

    DEALER CONCESSIONS. Dealers may receive different compensation with respect to sales of Class A and Class B shares. In addition, from time to time, MFD may pay dealers 100% of the applicable sales charge on sales of Class A shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, MFD or its affiliates may, from time to time, pay dealers an additional commission equal to 0.50% of the net asset value of all of the Class B shares of certain specified MFS Funds sold by such dealer during a specified sales period. In addition, from time to time, MFD, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by MFD may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more MFS Funds, and/or other dealer-sponsored events. From time to time, MFD may make expense reimbursements for special training of a dealer's registered representatives in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.


    SPECIAL INVESTMENT PROGRAMS. For shareholders who elect to participate in certain investment programs (e.g., the Automatic Investment Plan) or other shareholder services, MFD or its affiliates may either (i) give a gift of nominal value, such as a hand- held calculator, or (ii) make a nominal charitable contribution on their behalf.

    RESTRICTIONS ON ACTIVITIES OF NATIONAL BANKS. The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of the prohibition has not been clearly defined, MFD believes that such Act should not preclude banks from entering into agency agreements with MFD. If, however, a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services in respect of shareholders who invested in the Fund through a national bank. It is not expected that shareholders would suffer any adverse financial consequence as a result of these occurrences. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as broker-dealers pursuant to state law.

A shareholder whose shares are held in the name of, or controlled by, a dealer might not receive many of the privileges and services from the Fund (such as Right of Accumulation, Letter of Intent and certain recordkeeping services) that the Fund ordinarily provides.

EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds at net asset value (if available for sale). Shares of one class may not be exchanged for shares of any other class.

EXCHANGES AMONG MFS FUNDS (EXCLUDING EXCHANGES FROM MFS MONEY MARKET FUNDS): No initial sales charges or CDSC will be imposed in connection with an exchange from shares of an MFS Fund to shares of any other MFS Fund, except with respect to exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund (discussed below). With respect to an exchange involving shares subject to a CDSC, the CDSC will be unaffected by the exchange and the holding period for purposes of calculating the CDSC will carry over to the acquired shares.

EXCHANGES FROM AN MFS MONEY MARKET FUND: Special rules apply with respect to the imposition of an initial sales charge or a CDSC for exchanges from an MFS money market fund to another MFS Fund which is not an MFS money market fund. These rules are described under the caption "Exchanges" in the Prospectuses of those MFS money market funds.

EXCHANGES INVOLVING THE MFS FIXED FUND: Class A shares of any MFS Fund held by certain qualified retirement plans may be exchanged for units of participation of the MFS Fixed Fund (a bank collective investment fund) (the "Units"), and Units may be exchanged for Class A shares of any MFS Fund. With respect to exchanges between Class A shares subject to a CDSC and Units, the CDSC will carry over to the acquired shares or Units and will be deducted from the redemption proceeds when such shares or Units are subsequently redeemed, assuming the CDSC is then payable (the period during which the Class A shares and the Units were held will be aggregated for purposes of calculating the applicable CDSC). In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to an initial sales charge of an MFS Fund, the initial sales charge shall be due upon such exchange, but will not be imposed with respect to any subsequent exchanges between such Class A shares and Units with respect to shares on which the initial sales charge has already been paid. In the event that a shareholder initially purchases Units and then exchanges into Class A shares subject to a CDSC of an MFS Fund, the CDSC period will commence upon such exchange, and the applicability of the CDSC with respect to subsequent exchanges shall be governed by the rules set forth above in this paragraph.


GENERAL: A shareholder should read the prospectus of the other MFS Fund into which an exchange is made and consider the differences in objectives, policies and restrictions before making any exchange. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone -- proper account identification is given by the dealer or shareholder of record) and each exchange must involve either shares having an aggregate value of at least $1,000 ($50 in the case of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent) or all the shares in the account. If an Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to the Fund's right to reject purchase orders. No more than five exchanges may be made in any one Exchange Request by telephone. Additional information concerning this exchange privilege and prospectuses for any of the other MFS Funds may be obtained from dealers or the Shareholder Servicing Agent. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to the shareholder making the exchange. Exchanges by telephone are automatically available to most non-retirement plan accounts and certain retirement plan accounts. For further information regarding exchanges by telephone, see "Redemptions by Telephone." The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations, including certain restrictions on purchases by market timers.


REDEMPTIONS AND REPURCHASES
A shareholder may withdraw all or any portion of the value of his account on any date on which the Fund is open for business by redeeming shares at their net asset value (a redemption) or by selling such shares to the Fund through a dealer (a repurchase). Certain redemptions and repurchases are, however, subject to a CDSC. See "Contingent Deferred Sales Charge" below. Because the net asset value of shares of the account fluctuates, redemptions or repurchases, which are taxable transactions, are likely to result in gains or losses to the shareholder. When a shareholder withdraws an amount from his account, the shareholder is deemed to have tendered for redemption a sufficient number of full and fractional shares in his account to cover the amount withdrawn. The proceeds of a redemption or repurchase will normally be available within seven days, except for shares purchased or received in exchange for shares purchased by check (including certified checks or cashier's checks). Payment of redemption proceeds may be delayed for up to 15 days from the purchase date in an effort to assure that such check has cleared.

REDEMPTION BY MAIL -- Each shareholder may redeem all or any portion of the shares in his account by mailing or delivering to the Shareholder Servicing Agent (see back cover for address) a stock power with a written request for redemption or a letter of instruction, together with his share certificates (if any were issued), all in "good order" for transfer. "Good order" generally means that the stock power, written request for redemption, letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimis exceptions to the above requirements for redemption. Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, the Fund will make payment in cash of the net asset value of the shares next determined after such redemption request was received, reduced by the amount of any applicable CDSC described above and the amount of any income tax required to be withheld, except during any period in which the right of redemption is suspended or date of payment is postponed because the Exchange is closed or trading on such Exchange is restricted or to the extent otherwise permitted by the 1940 Act if an emergency exists. See "Tax Status" below.

REDEMPTION BY TELEPHONE -- Each shareholder may redeem an amount from his account by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. Shareholders wishing to avail themselves of this telephone redemption privilege must so elect on their Account Application, designate thereon a bank and account number to receive the proceeds of such redemption, and sign the Account Application Form with the signature(s) guaranteed in the manner set forth below under the caption "Signature Guarantee." The proceeds of such a redemption, reduced by the amount of any applicable CDSC and the amount of any income tax required to be withheld, are mailed by check to the designated account, without charge, if the redemption proceeds do not exceed $1,000, and are wired in federal funds to the designated account if the redemption proceeds exceed $1,000. If a telephone redemption request is received by the Shareholder Servicing Agent by the close of regular trading on the Exchange on any business day, shares will be redeemed at the closing net asset value of the Fund on that day. Subject to the conditions described in this section, proceeds of a redemption are normally mailed or wired on the next business day following the date of receipt of the order for redemption. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.

REPURCHASE THROUGH A DEALER -- If a shareholder desires to sell his shares through his dealer (a repurchase), the shareholder can place a repurchase order with his dealer, who may charge the shareholder a fee. IF THE DEALER RECEIVES THE SHAREHOLDER'S ORDER PRIOR TO THE CLOSE OF REGULAR TRADING ON THE EXCHANGE AND COMMUNICATES IT TO MFD BEFORE THE CLOSE OF BUSINESS ON THE SAME DAY, THE SHAREHOLDER WILL RECEIVE THE NET ASSET VALUE CALCULATED ON THAT DAY, REDUCED BY THE AMOUNT OF ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD.

REDEMPTION BY CHECK -- Only Class A shares may be redeemed by check. A shareholder owning Class A shares of the Fund may elect to have a special account with State Street Bank and Trust Company (the "Bank") for the purpose of redeeming Class A shares from his or her account by check. The Bank will provide each Class A shareholder, upon request, with forms of checks drawn on the Bank. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check. Checks may be made payable in any amount not less than $500. Shareholders wishing to avail themselves of this redemption by check privilege should so request on their Account Application, must execute signature cards (for additional information, see the Account Application) with signature guaranteed in the manner set forth under the caption "Signature Guarantee" below and must return any Class A share certificates issued to them. Additional documentation will be required from corporations, partnerships, fiduciaries or other such institutional investors. All checks must be signed by the shareholder(s) of record exactly as the account is registered before the Bank will honor them. The shareholders of joint accounts may authorize each shareholder to redeem by check. The check may not draw on monthly dividends which have been declared but not distributed. SHAREHOLDERS WHO PURCHASE CLASS A SHARES BY CHECK (INCLUDING CERTIFIED CHECKS OR CASHIER'S CHECKS) MAY WRITE CHECKS AGAINST THOSE SHARES ONLY AFTER THEY HAVE BEEN ON THE FUND'S BOOKS FOR 15 DAYS. WHEN SUCH A CHECK IS PRESENTED TO THE BANK FOR PAYMENT, A SUFFICIENT NUMBER OF FULL AND FRACTIONAL SHARES WILL BE REDEEMED TO COVER THE AMOUNT OF THE CHECK, ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD. IF THE AMOUNT OF THE CHECK, PLUS ANY APPLICABLE CDSC AND THE AMOUNT OF ANY INCOME TAX REQUIRED TO BE WITHHELD IS GREATER THAN THE VALUE OF THE CLASS A SHARES HELD IN THE SHAREHOLDER'S ACCOUNT, THE CHECK WILL BE RETURNED UNPAID, AND THE SHAREHOLDER MAY BE SUBJECT TO EXTRA CHARGES. TO AVOID DISHONOR OF CHECKS DUE TO FLUCTUATION IN ACCOUNT VALUE, SHAREHOLDERS ARE ADVISED AGAINST REDEEMING ALL OR MOST OF THEIR ACCOUNT BY CHECK. CHECKS SHOULD NOT BE USED TO CLOSE A FUND ACCOUNT BECAUSE WHEN THE CHECK IS WRITTEN, THE SHAREHOLDER WILL NOT KNOW THE EXACT TOTAL VALUE OF THE ACCOUNT ON THE DAY THE CHECK CLEARS. There is presently no charge to the shareholder for the maintenance of this special account or for the clearance of any checks, but the Fund and the bank reserve the right to impose such charges or to modify or terminate the redemption by check privilege at any time.

CONTINGENT DEFERRED SALES CHARGE -- Investments in Class A or B shares ("Direct Purchases") will be subject to a CDSC for a period of (i) with respect to Class A shares, 12 months (however, the CDSC on Class A shares is only imposed with respect to purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) or (ii) with respect to Class B shares, six years. Purchases of Class A shares made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of the month and each subsequent month. Class B shares purchased on or after January 1, 1993 will be aggregated on a calendar month basis all transactions made during a calendar month, regardless of when during the month they have occurred, will age one year at the close of business on the last day of such month in the following calendar year and each subsequent year. For Class B shares of the Fund purchased prior to January 1, 1993, transactions will be aggregated on a calendar year basis all transactions made during a calendar year, regardless of when during the year they have occurred, will age one year at the close of business on December 31 of that year and each subsequent year.

At the time of a redemption, the amount by which the value of a shareholder's account for a particular class of shares represented by Direct Purchases exceeds the sum of the six calendar year aggregations (12 months in the case of purchases of $1 million or more of Class A shares or purchases by certain retirement plans of Class A shares) of Direct Purchases may be redeemed without charge ("Free Amount"). Moreover, no CDSC is ever assessed on additional shares acquired through the automatic reinvestment of dividends or capital gain distributions ("Reinvested Shares"). Therefore, at the time of redemption of a particular class, (i) any Free Amount is not subject to the CDSC and (ii) the amount of redemption equal to the then-current value of Reinvested Shares is not subject to the CDSC, but (iii) any amount of the redemption in excess of the aggregate of the then-current value of Reinvested Shares and the Free Amount is subject to a CDSC. The CDSC will first be applied against the amount of Direct Purchases which will result in any such charge being imposed at the lowest possible rate. The CDSC to be imposed upon redemptions will be calculated as set forth in "Purchases" above.

The applicability of a CDSC will be unaffected by exchanges or transfers of registration, except as described in Appendix A hereto.

GENERAL: The following information applies to redemptions and repurchases of all classes of the Fund's shares.

SIGNATURE GUARANTEE: In order to protect shareholders against fraud, the Fund requires, in certain instances as indicated above, that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent.

    REINSTATEMENT PRIVILEGE. Shareholders of the Fund who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of such Fund are available for sale) at net asset value (with a credit for any CDSC paid) within 90 days of the redemption pursuant to the Reinstatement Privilege. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or within twelve months of the initial purchase for certain Class A share purchases, a CDSC will be imposed upon redemption. Such purchases under the Reinstatement Privilege are subject to all limitations in the SAI regarding this privilege.

    IN-KIND DISTRIBUTIONS. The Trust agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Fund has reserved the right to pay other redemptions either totally or partially, by a distribution in-kind of securities (instead of cash) from the Fund's portfolio. The securities in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.


    INVOLUNTARY REDEMPTIONS/SMALL ACCOUNTS. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem shares in any account for their then-current value if at any time the total investment in such account drops below $500 because of redemptions or exchanges, except in the case of accounts being established for monthly automatic investments and certain payroll savings programs, Automatic Exchange Plan accounts and tax-deferred retirement plans, for which there is a lower minimum investment requirement. See "Purchases -- General -- Minimum Investment." Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A and Class B shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Distribution Plan"), after having concluded that there is a reasonable likelihood that the Plan would benefit the Fund and its shareholders.


In certain circumstances, the fees described below may not be imposed or are being waived. These circumstances, if any, are described below under the heading "Current Level of Distribution and Service Fees."


FEATURES COMMON TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are common to each class of shares, as described below.

    SERVICE FEES. The Distribution Plan provides that the Fund may pay MFD a service fee of up to 0.25% of the average daily net assets attributable to the class of shares to which the Distribution Plan relates (i.e., Class A or Class B shares, as appropriate) (the "Designated Class") annually in order that MFD may pay expenses on behalf of the Fund relating to the servicing of shares of the Designated Class. The service fee is used by MFD to compensate dealers which enter into a sales agreement with MFD in consideration for all personal services and/or account maintenance services rendered by the dealer with respect to shares of the Designated Class owned by investors for whom such dealer is the dealer or holder of record. MFD may from time to time reduce the amount of the service fees paid for shares sold prior to a certain date. Service fees may be reduced for a dealer that is the holder or dealer of record for an investor who owns shares of the Fund having an aggregate net asset value at or above a certain dollar level. Dealers may from time to time be required to meet certain criteria in order to receive service fees. MFD or its affiliates are entitled to retain all service fees payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates to shareholder accounts.

    DISTRIBUTION FEES. The Distribution Plan provides that the Fund may pay MFD a distribution fee based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD's obligations under its distribution agreement with the Fund. See "Management of the Fund -- Distributor" in the SAI. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. Such amounts and uses are described below in the discussion of the provisions of the Distribution Plan relating to each class of shares.

    OTHER COMMON FEATURES. Fees payable under the Distribution Plan are charged to, and therefore reduce, income allocated to shares of the Designated Class. The provisions of the Distribution Plan relating to operating policies as well as initial approval, renewal, amendment and termination are substantially identical as they relate to each class of shares covered by the Distribution Plan.

FEATURES UNIQUE TO EACH CLASS OF SHARES: There are certain features of the Distribution Plan that are unique to each class of shares, as described below.

    CLASS A SHARES. Class A shares are generally offered pursuant to an initial sales charge, a substantial portion of which is paid to or retained by the dealer making the sale (the remainder of which is paid to MFD). See "Purchases -- Class A Shares" above. In addition to the initial sales charge, the dealer also generally receives the ongoing 0.25% per annum service fee, as discussed above.

The distribution fee paid to MFD under the Distribution Plan is equal, on an annual basis, to 0.10% of the Fund's average daily net assets attributable to Class A shares. As noted above, MFD may use the distribution fee to cover distribution-related expenses incurred by it under its distribution agreement with the Fund, including commissions to dealers and payments to wholesalers employed by MFD (e.g., MFD pays commissions to dealers with respect to purchases of $1 million or more and purchases by certain retirement plans of Class A shares which are sold at net asset value but which are subject to a 1% CDSC for one year after purchase). See "Purchases -- Class A Shares" above. In addition, to the extent that the aggregate service and distribution fees paid under the Distribution Plan do not exceed 0.25% per annum of the average daily net assets of the Fund attributable to Class A shares, the Fund is permitted to pay such distribution-related expenses or other distribution-related expenses. Payment of the 0.10% per annum Class A distribution fee has been suspended indefinitely and will only be implemented on such date or dates as the Trustees of the Trust may determine (see "Information Concerning Shares of the Fund -- Distribution Plan" in the Prospectus).

    CLASS B SHARES. Class B shares are offered at net asset value without an initial sales charge but subject to a CDSC. See "Purchases -- Class B Shares" above. MFD will advance to dealers the first year service fee described above at a rate equal to 0.25% of the purchase price of such shares and, as compensation therefor, MFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible to receive the ongoing 0.25% per annum service fee with respect to such shares commencing in the thirteenth month following purchase.

Under the Distribution Plan, the Fund pays MFD a distribution fee equal, on an annual basis, to 0.75% of the Fund's average daily net assets attributable to Class B shares. As noted above, this distribution fee may be used by MFD to cover its distribution-related expenses under its distribution agreement with the Fund (including the 3.75% commission it pays to dealers upon purchase of Class B shares, as described under "Purchases -- Class B Shares" above).

    CURRENT LEVEL OF DISTRIBUTION AND SERVICE FEES. The Fund's Class A and Class B distribution and service fees for its current fiscal year are 0.25% and 1.00% per annum, respectively.

DISTRIBUTIONS


The Fund intends to pay substantially all of its net investment income as dividends on a monthly basis. In determining the net investment income available for distributions, the Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. The Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares of the class with respect to which the distribution is made. See "Tax Status" and "Shareholder Services Distribution Options" below. Distributions paid by the Fund with respect to Class A shares will generally be greater than those paid with respect to Class B shares because expenses attributable to Class B shares will generally be higher.

TAX STATUS


The Fund is treated as an entity separate from the other series of the Trust for federal income tax purposes. In order to minimize the taxes the Fund would otherwise be required to pay, the Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because the Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes.

Shareholders of the Fund normally will have to pay federal income taxes on the dividends and capital gain distributions they receive from the Fund, whether the distribution is paid in cash or reinvested in additional shares. The Fund expects that none of its distributions will be eligible for the dividends received deduction for corporations. Shareholders may not have to pay state or local taxes on dividends derived from interest on U.S. Government obligations. Investors should consult with their tax advisers in this regard. Shortly after the end of each calendar year, each shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but which results in a basis reduction), the portion representing interest on U.S. Government obligations, and the amount, if any, of federal income tax withheld.


Fund distributions will reduce the Fund's net asset value per share. Shareholders who buy shares shortly before the Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.


The Fund intends to withhold U.S. federal income tax at the rate of 30% (or any lower rate permitted under an applicable treaty) on dividends and other payments that are subject to such withholding and that are made to persons who are neither citizens nor residents of the U.S. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications, or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding. Prospective investors should read the Fund's Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.

NET ASSET VALUE


The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. This determination is made once during each day as of the close of regular trading on the Exchange by deducting the amount of the Fund's liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Assets in the Fund's portfolio are valued on the basis of their market or other fair value, as described in the SAI. The net asset value of each class of shares is effective for orders received by the dealer prior to its calculation and received by MFD prior to the close of that business day.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


The Fund has two classes of shares which it offers to the general public, entitled Class A and Class B Shares of Beneficial Interest (without par value). The Fund also has a class of shares which it offers exclusively to certain institutional investors, entitled Class I shares. The Fund has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of shares of that particular series. Shareholders are entitled to one vote for each share held and shares of each series would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series would vote together in the election of Trustees and selection of accountants. Additionally, each class of shares of a series will vote separately on any material increases in the fees under the Distribution Plan or on any other matter that affects solely that class of shares, but will otherwise vote together with all other classes of shares of the series on all other matters. The Fund does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances (see "Description of Shares, Voting Rights and Liabilities" in the SAI).


Each share of a class of the Fund represents an equal proportionate interest in the Fund with each other class share, subject to the liabilities of the particular class. Shares have no pre-emptive or conversion rights (except as described above in "Information Concerning Shares of the Fund -- Purchases -- Conversion of Class B Shares"). Shares are fully paid and non- assessable. Should the Fund be liquidated, shareholders of each class are entitled to share pro rata in the net assets of the Fund attributable to that class available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued except in connection with pledges and assignments and in certain other limited circumstances.

The Fund is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and omission insurance) and the Fund itself was unable to meet its obligations.

PERFORMANCE INFORMATION


From time to time, the Fund will provide yield, current distribution rate and total rate of return quotations for each class of shares and may also quote fund rankings in the relevant fund category from various sources, such as the Lipper Analytical Securities Corporation and Weisenberger Investment Companies Service. Yield quotations will be based on the annualized net investment income per share of a class of the Fund over a 30 day period stated as a percent of the maximum public offering price of shares of that class on the last day of that period. The current distribution rate for each class is generally based upon the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months and is computed by dividing the amount of such dividends by the maximum public offering price of that class at the end of such period. Current distribution rate calculations for Class B shares assume no CDSC is paid. The current distribution rate differs from the yield calculation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing, short-term capital gains, and return of invested capital, and is calculated over a different period of time. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in a class of the Fund made at the maximum public offering price of shares of that class with all distributions reinvested and which will give effect to the imposition of any applicable CDSC assessed upon redemption of the Fund's Class B shares. Such total rate of return quotations may be accompanied by quotations which do not reflect the reduction in the value of the initial investment due to the sales charge or the deduction of a CDSC, and which will thus be higher. The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the "class inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class. See the SAI for further information on the calculation of total rate of return for share classes with different class inception dates.

All performance quotations are based on historical performance and are not intended to indicate future performance. Yield reflects only net portfolio income as of a stated time and current distribution rate reflects only the rate of distributions paid by the Fund over a stated period of time, while total rate of return reflects all components of investment return over a stated period of time. The Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which the Fund will calculate its yield, current distribution rate and total rate of return, see the SAI. For further information about the Fund's performance for the fiscal year ended July 31, 1997, please refer to the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time, make a list of all or a portion of its holdings available to investors upon request.


7.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of the Fund should contact the Shareholder Servicing Agent (see back cover for address and phone number).

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in his account. At the end of each calendar year, each shareholder will receive income tax information regarding reportable dividends and capital gain distributions for that year (see "Tax Status").

DISTRIBUTION OPTIONS -- The following options are available to all accounts (except Systematic Withdrawal Plan accounts) and may be changed as often as desired by notifying the Shareholder Servicing Agent:

    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified;

    -- Dividends in cash; capital gain distributions (except as provided below) reinvested in additional shares;

    -- Dividends and capital gain distributions in cash.

With respect to the second option, the Fund may from time to time make distributions from short-term capital gains on a monthly basis, and to the extent such gains are distributed monthly, they shall be paid in cash; any remaining short-term capital gains not so distributed shall be reinvested in additional shares.

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares at the net asset value in effect at the close of business on the record date. Checks for dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of the Fund. If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from the Shareholder Servicing Agent with regard to uncashed distribution checks, such shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

INVESTMENT AND WITHDRAWAL PROGRAMS -- For the convenience of shareholders, the Fund makes available the following programs designed to enable shareholders to add to their investment in an account with the Fund or withdraw from it with a minimum of paper work. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

LETTER OF INTENT: If a shareholder (other than a group purchaser as described in the SAI) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with shares of any class of other MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period for purchases of $1 million or more), the shareholder may obtain such shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum, subject to escrow agreements and the appointment of an attorney for redemptions from the escrow amount, if the intended purchases are not completed, by completing the Letter of Intent section of the Account Application.


RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on purchases of Class A shares when his new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or the MFS Fixed Fund (a bank collective investment fund) reaches a discount level.


DISTRIBUTION INVESTMENT PROGRAM: Shares of a particular class of the Fund may be sold at net asset value (and without any applicable CDSC) through the automatic reinvestment of dividend and capital gain distributions from the same class of another MFS Fund. Furthermore, distributions made by the Fund may be automatically invested at net asset value (and without any applicable CDSC) in shares of the same class of another MFS Fund, if shares of such Fund are available for sale.

SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP will not be subject to a CDSC and are generally limited to 10% of the value of the account at the establishment of the SWP. The CDSC will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC.

DOLLAR COST AVERAGING PROGRAMS --


AUTOMATIC INVESTMENT PLAN: Cash investments of $50 or more may be made through a shareholder's checking account on any day of the month. If the Shareholder does not specify a date, the investment will automatically occur on the first business day of the month. Required forms are available from the Shareholder Servicing Agent or investment dealers.


AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of shares of other MFS Funds under the Automatic Exchange Plan, a dollar cost averaging program. The Automatic Exchange Plan provides for automatic monthly or quarterly exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares in other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds. A shareholder should consider the objectives and policies of a fund and review its prospectus before electing to exchange money into such fund through the Automatic Exchange Plan. No transaction fee is imposed in connection with exchange transactions under the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, could result in a capital gain or loss to the shareholder making the exchange. See the SAI for further information concerning the Automatic Exchange Plan. Investors should consult their tax advisers for information regarding the potential capital gain and loss consequences of transactions under the Automatic Exchange Plan.

Because a dollar cost averaging program involves periodic purchases of shares regardless of fluctuating share offering prices, a shareholder should consider his financial ability to continue his purchases through periods of low or falling price levels. Maintaining a dollar cost averaging program concurrently with a withdrawal program could be disadvantageous because of the sales charges included in share purchases in the case of Class A shares, and because of the assessment of the CDSC for certain share redemptions in the case of Class A shares.

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans, including IRAs, SEP-IRA plans, 401(k) plans, 403(b) plans and other corporate pension and profit-sharing plans. Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.
                             --------------------


The Fund's SAI, dated December 1, 1997, as amended or supplemented from time to time, contains more detailed information about the Fund, including, but not limited to, information related to (i) investment objectives, policies and restrictions, (ii) its Trustees, officers and investment adviser, (iii) portfolio transactions and brokerage commissions, (iv) the method used to calculate yield, distribution rate and total rate of return quotations of the Fund, (v) the Distribution Plan, and (vi) various services and privileges provided by the Fund for the benefit of its shareholders, including additional information with respect to the exchange privilege.

                                                                    APPENDIX A
                           WAIVERS OF SALES CHARGES


This Appendix sets forth the various circumstances in which all applicable sales charges are waived (Section I), the initial sales charge and the contingent deferred sales charge ("CDSC") for Class A shares are waived (Section II), and the CDSC for Class B shares is waived (Section III). As used in this Appendix, the term "dealer" includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institutions having a selling agreement with MFS Fund Distributor, Inc. ("MFD").


I. WAIVERS OF ALL APPLICABLE SALES CHARGES
    In the following circumstances, the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares and on redemptions of Class B shares, as applicable, are waived:

    1. DIVIDEND REINVESTMENT

       o Shares acquired through dividend or capital gain reinvestment; and

       o Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Family of Funds ("MFS Funds") pursuant to the Distribution Investment Program.

    2. CERTAIN ACQUISITIONS/LIQUIDATIONS

       o Shares acquired on account of the acquisition or liquidation of assets of other investment companies or personal holding companies.

    3. AFFILIATES OF AN MFS FUND/CERTAIN DEALERS. SHARES ACQUIRED BY:

       o Officers, eligible directors, employees (including retired employees) and agents of Massachusetts Financial Services Company ("MFS"), Sun Life Assurance Company of Canada ("Sun Life") or any of their subsidiary companies;


       o Trustees and retired trustees of any investment company for which MFD serves as distributor;


       o Employees, directors, partners, officers and trustees of any sub-adviser to any MFS Fund;


       o Employees or registered representatives of dealers;

       o Certain family members of any such individual and their spouses identified above and certain trusts, pension, profit- sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares; and


       o Institutional Clients of MFS or MFS Institutional Advisors, Inc.

    4. INVOLUNTARY REDEMPTIONS (CDSC WAIVER ONLY)

       o Shares redeemed at an MFS Fund's direction due to the small size of a shareholder's account. See "Redemptions and Repurchases -- General -- Involuntary Redemptions/ Small Accounts" in the Prospectus.

    5. RETIREMENT PLANS (CDSC WAIVER ONLY). SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING CIRCUMSTANCES:

       INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS")

       o Death or disability of the IRA Owner.

       SECTION 401(a) PLANS ("401(a) PLANS") AND SECTION 403(b) EMPLOYER SPONSORED PLANS ("ESP PLANS")

       o Death, disability or retirement of 401(a) or ESP Plan participant;

       o Loan from 401(a) or ESP Plan (repayment of loans, however, will constitute new sales for purposes of assessing sales charges);

       o Financial hardship (as defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time);

       o Termination of employment of 401(a) or ESP Plan participant (excluding, however, a partial or other termination of the Plan);

       o Tax-free return of excess 401(a) or ESP Plan contributions;

       o To the extent that redemption proceeds are used to pay expenses (or certain participant expenses) of the 401(a) or ESP Plan (e.g., participant account fees), provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by MFS Service Center, Inc. (the "Shareholder Servicing Agent"); and

       o Distributions from a 401(a) or ESP Plan that has invested its assets in one or more of the MFS Funds for more than 10 years from the later to occur of: (i) January 1, 1993 or (ii) the date such 401(a) or ESP Plan first invests its assets in one or more of the MFS Funds. The sales charges will be waived in the case of a redemption of all of the 401(a) or ESP Plan's shares in all MFS Funds (i.e., all the assets of the 401(a) or ESP Plan invested in the MFS Funds are withdrawn), unless immediately prior to the redemption, the aggregate amount invested by the 401(a) or ESP Plan in shares of the MFS Funds (excluding the reinvestment of distributions) during the prior four years equals 50% or more of the total value of the 401(a) or ESP Plan's assets in the MFS Funds, in which case the sales charges will not be waived.

       SECTION 403(b) SALARY REDUCTION ONLY PLANS ("SRO PLANS")

       o Death or disability of SRO Plan participant.

    6. CERTAIN TRANSFERS OF REGISTRATION (CDSC WAIVER ONLY). SHARES
       TRANSFERRED:

       o To an IRA rollover account where any sales charges with respect to the shares being reregistered would have been waived had they been redeemed; and

       o From a single account maintained for a 401(a) Plan to multiple accounts maintained by the Shareholder Servicing Agent on behalf of individual participants of such Plan, provided that the Plan sponsor subscribes to the MFS FUNDamental 401(k) Plan or another similar recordkeeping system made available by the Shareholder Servicing Agent.


    7. LOAN REPAYMENTS

       o Shares acquired pursuant to repayments by retirement plan participants of loans from 401(a) or ESP Plans with respect to which such Plan or its sponsoring organization subscribes to the MFS FUNDamental 401(k) Program or the MFS Recordkeeper Plus Program (but not the MFS Recordkeeper Program).


II. WAIVERS OF CLASS A SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the initial sales charge imposed on purchases of Class A shares and the CDSC imposed on certain redemptions of Class A shares are waived:


    1. WRAP ACCOUNT INVESTMENTS AND FUND "SUPERMARKET" INVESTMENTS

       o Shares acquired by investments through certain dealers (including registered investment advisers and financial planners) which have established certain operational arrangements with MFD which include a requirement that such shares be sold for the sole benefit of clients participating in a "wrap" account, mutual fund "supermarket" account or a similar program under which such clients pay a fee to such dealer.

    2. INVESTMENT BY INSURANCE COMPANY SEPARATE ACCOUNTS


       o Shares acquired by insurance company separate accounts.


    3. RETIREMENT PLANS


       ADMINISTRATIVE SERVICES ARRANGEMENTS


       o Shares acquired by retirement plans or trust accounts whose third party administrators or dealers have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative services, subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

       REINVESTMENT OF DISTRIBUTIONS FROM QUALIFIED RETIREMENT PLANS


       o Shares acquired through the automatic reinvestment in Class A shares of Class A or Class B distributions which constitute required withdrawals from qualified retirement plans.

       SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING
       CIRCUMSTANCES:

       IRA'S

       o Distributions made on or after the IRA owner has attained the age of 59 1/2 years old; and

       o Tax-free returns of excess IRA contributions.

       401(a) PLANS

       o Distributions made on or after the 401(a) Plan participant has attained the age of 59 1/2 years old; and

       o Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.

       ESP PLANS AND SRO PLANS

       o Distributions made on or after the ESP or SRO Plan participant has attained the age of 59 1/2 years old.


    4. PURCHASES OF AT LEAST $5 MILLION (CDSC WAIVER ONLY)

       o Shares acquired of Eligible Funds (as defined below) if the shareholder's investment equals or exceeds $5 million in one or more Eligible Funds (the "Initial Purchase") (this waiver applies to the shares acquired from the Initial Purchase and all shares of Eligible Funds subsequently acquired by the shareholder); provided that the dealer through which the Initial Purchase is made enters into an agreement with MFD to accept delayed payment of commissions with respect to the Initial Purchase and all subsequent investments by the shareholder in the Eligible Funds subject to such requirements as may be established from time to time by MFD (for a schedule of the amount of commissions paid by MFD to the dealer on such investments, see "Purchases -- Class A Shares -- Purchases Subject to a CDSC" in the Prospectus). The Eligible Funds are all funds included in the MFS Family of Funds, except for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Municipal Bond Fund, MFS Municipal Limited Maturity Fund, MFS Money Market Fund, MFS Government Money Market Fund and MFS Cash Reserve Fund.


III. WAIVERS OF CLASS B SALES CHARGES

    In addition to the waivers set forth in Section I above, in the following circumstances the CDSC imposed on redemptions of Class B shares is waived:

    1. SYSTEMATIC WITHDRAWAL PLAN


       o Systematic Withdrawal Plan redemptions with respect to up to 10% per year (or 15% per year, in the case of accounts registered as IRAs where the redemption is made pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended) of the account value at the time of establishment.


    2. DEATH OF OWNER

       o Shares redeemed on account of the death of the account owner if the shares are held solely in the deceased individual's name or in a living trust for the benefit of the deceased individual.

    3. DISABILITY OF OWNER

       o Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual's name or in a living trust for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to the Shareholder Servicing Agent).

    4. RETIREMENT PLANS. SHARES REDEEMED ON ACCOUNT OF DISTRIBUTIONS MADE UNDER THE FOLLOWING CIRCUMSTANCES:

       IRAS, 401(a) PLANS, ESP PLANS AND SRO PLANS

       o Distributions made on or after the IRA owner or the 401(a), ESP or SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under applicable Internal Revenue Code ("Code") rules.

       SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS ("SAR-SEP PLANS")

       o Distributions made on or after the SAR-SEP Plan participant has attained the age of 70 1/2 old, but only with respect to the minimum distribution under applicable Code rules; and

       o Death or disability of a SAR-SEP Plan participant.

                                                                    APPENDIX B

              DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED BY
          U.S. GOVERNMENT AGENCIES, AUTHORITIES OR INSTRUMENTALITIES

GNMA CERTIFICATES -- are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

The Fund will purchase only GNMA Certificates of the "modified pass-through" type, which entitle the holder to receive its proportionate share of all interest and principal payments owed on the mortgage pool, net of fees paid to the issuer and GNMA. Payment of principal of and interest on GNMA Certificates of the "modified pass-through" type is guaranteed by GNMA.

The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

As the prepayment rates of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of a single-family dwelling mortgage with a 25- 30-year maturity, the type of mortgage which backs the vast majority of GNMA Certificates, is approximately 12 years. It is therefore customary practice to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates.

The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate.

FNMA BONDS -- are bonds issued and guaranteed by the Federal National Mortgage Association and are not guaranteed by the U.S. Government.

FHLMC BONDS -- are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation and are not guaranteed by the U.S. Government.

EXPORT-IMPORT BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the United States.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION CERTIFICATES -- are certificates of beneficial interest guaranteed by the Federal Agricultural Mortgage Corporation.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION BONDS AND NOTES -- are bonds and notes guaranteed by the Federal Agricultural Mortgage Corporation.

FEDERAL FARM CREDIT BANKS CONSOLIDATED SYSTEMWIDE NOTES AND BONDS -- are bonds issued and guaranteed by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration.

FEDERAL HOME LOAN BANK NOTES AND BONDS -- are notes and bonds issued by the Federal Home Loan Bank System.

FEDERAL HOME LOAN BANK CERTIFICATES -- are certificates of beneficial interest and participation certificates issued and guaranteed by the Federal Home Loan Bank System.

FHA DEBENTURES -- are debentures issued by the Federal Housing Authority of the U.S. Government.

FICO BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Financing Corporation.

GSA PARTICIPATION CERTIFICATES -- are participation certificates issued by the General Services Administration of the U.S. Government.

MARITIME ADMINISTRATION BONDS -- are bonds issued by the Department of Transportation of the U.S. Government.

NEW COMMUNITIES DEBENTURES -- are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

REFCORP BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Resolution Funding Corporation.

SBA DEBENTURES -- are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

SLMA DEBENTURES -- are debentures backed by the Student Loan Marketing Association.

TITLE XI BONDS -- are bonds issued in accordance with the provisions of Title XI of the Merchant Marine Act of 1936, as amended, the payment of which is guaranteed by the U.S. Government.

TVA BONDS AND NOTES -- are bonds and notes issued and guaranteed by the Tennessee Valley Authority.

U.S. DEPARTMENT OF VETERAN AFFAIRS CERTIFICATES -- are certificates of beneficial interest guaranteed by the U.S. Department of Veteran Affairs.

WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS -- are bonds issued by the Washington Metropolitan Area Transit Authority and guaranteed by the Secretary of Transportation of the U.S. Government.

Although this list includes the primary types of Government Securities in which the Fund invests (other than U.S. Treasury obligations), the Fund may also invest in Government Securities other than those listed above.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian and Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street
Boston, MA 02116
Toll-free: (800) 225-2606

Mailing Address:
P.O. Box 2281
Boston, MA 02107-9906

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) GOVERNMENT MORTGAGE FUND
500 Boylston Street
Boston, MA 02116

                                                     MGM-1-12/97/136M    31/231




[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


MFS(R) GOVERNMENT MORTGAGE FUND

Prospectus
December 1, 1997

[LOGO] M F S(SM)
INVESTMENT MANAGEMENT


MFS(R) GOVERNMENT                                         STATEMENT OF
MORTAGE FUND                                              ADDITIONAL INFORMATION


(A Member of the MFS Family of Funds(R))                  December 1, 1997
------------------------------------------------------------------------------
                                                                          Page
                                                                          ----
 1. Definitions .......................................................      2
 2. Investment Objective, Policies and Restrictions ...................      2
 3. Management of the Fund ............................................      9
      Trustees ........................................................     10
      Officers ........................................................     10
      Trustee Compensation Table ......................................     10
      Investment Adviser ..............................................     11
      Administrator ...................................................     12
      Custodian .......................................................     12
      Shareholder Servicing Agent .....................................     12
      Distributor .....................................................     12
 4. Portfolio Transactions and Brokerage Commissions ..................     13
 5. Shareholder Services ..............................................     13
      Investment and Withdrawal Programs ..............................     13
      Exchange Privilege ..............................................     15
      Tax-deferred Retirement Plans ...................................     16
 6. Tax Status ........................................................     16
 7. Determination of Net Asset Value and Performance ..................     17
 8. Distribution Plan .................................................     19
 9. Description of Shares, Voting Rights and Liabilities ..............     20
10. Independent Auditors and Financial Statements .....................     21
    Appendix A -- Performance Information .............................    A-1


MFS GOVERNMENT MORTGAGE FUND
A Series of MFS Series Trust X
500 Boylston Street, Boston, Massachusetts 02116 (617) 954-5000


This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated December 1, 1997. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS

   "Fund"                -- MFS Government Mortgage Fund, a diversified series
                            of MFS Series Trust X (the "Trust"), a Massachusetts business trust. The Trust was known as MFS Government Mortgage Fund prior to June 2, 1995, MFS Government Income Plus Fund prior to March 1, 1993 and MFS Government Income Plus Trust prior to August 3, 1992.

"MFS" or the "Adviser"   -- Massachusetts Financial Services Company, a Delaware
                            corporation.

   "MFD"                 -- MFS Fund Distributors, Inc., a Delaware corporation.


   "Prospectus"          -- The Prospectus of the Fund, dated December 1, 1997,
                            as amended or supplemented from time to time.


2.  INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS
INVESTMENT OBJECTIVES. The Fund's primary investment objective is to provide a high level of current income. The secondary objective of the Fund is to protect shareholders' capital. Any investment involves risk and there can be no assurance that the Fund will achieve its objectives.

INVESTMENT POLICIES. The investment policies of the Fund are described in the Prospectus. In addition, certain of the Fund's investment policies are described in greater detail below.

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange (the "Exchange") or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that the Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government securities.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. The Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

MORTGAGE PASS-THROUGH SECURITIES. The Fund may invest in mortgage pass-through securities as described in the Prospectus. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is the GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-though securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.


"WHEN-ISSUED" SECURITIES: The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis. When the Fund commits to purchase U.S. Government securities on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with policies promulgated by the Securities and Exchange Commission (the "SEC"). Since those policies currently recommend that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have liquid assets sufficient to cover any commitments or to limit any potential risk. The Fund does not intend to make such purchases for speculative purposes. The Fund will only make commitments to purchase securities on a when-issued or forward delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or forward delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or forward delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: As described in the Prospectus, the Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. The Fund records these transactions as sale and purchase transactions, rather than as borrowing transactions. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.


COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES: The Fund may invest a portion of its assets in collateralized mortgage obligations ("CMOs") which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Collateral underlying CMOs purchased by the Fund must be issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Typically, CMOs are collateralized by certificates issued by the GNMA, FNMA or FHLMC (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. These Mortgage Assets must be issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.

In a CMO, a series of bonds or certificates is usually issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES: The Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. The Fund will only invest in SMBS whose Mortgage Assets are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.


SWAPS AND RELATED TRANSACTIONS: The Fund may enter into interest rate swaps and other types of available swap agreements. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indexes and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, the Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a notional principal amount determined by the parties.


The Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.


The Fund will maintain liquid assets with its custodian to cover its current obligations under swap transactions and cap, floor and collar arrangements. If the Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its Custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.


The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate or other factor that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of the Fund would be less than what it would have been if these investment techniques had not been used. If the counterparty defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.


OPTIONS ON FIXED INCOME SECURITIES: The Fund may write (sell) covered call and put options on fixed income securities and purchase call and put options. An option provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the fixed income security or securities in connection with which the option was written, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered." A call option written by the Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same fixed income security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call options written by the Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.


The Fund may write options for hedging purposes. In particular, if the Fund writes an option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the option moves adversely to the Fund's position, the option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call option the Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. Put options may be used by the Fund in the same market environments in which call options are used in equivalent buy-and-write transactions.

In certain instances, the Fund may enter into Options on Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such Option. Like other types of Options, these transactions, which may be referred to as "reset" Options or "adjustable strike" Options, grant the purchaser the right to purchase (in the case of a "call") or sell (in the case of a "put"), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of Options, however, the price at which the underlying security may be purchased or sold under a "reset" Option is determined at various intervals during the term of the Option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" Option, at the time of exercise, may be less advantageous to the Fund than if the strike price had been fixed at the initiation of the Option. In addition, the premium paid for the purchase of the Option may be determined at the termination, rather than the initiation, of the Option. If the premium is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the Option because of such factors as the volatility in yield of the underlying Treasury security over the term of the Option and adjustments made to the strike price of the Option, and (ii) the Option purchaser may default on its obligation to pay the premium at the termination of the Option.

The Fund may also write combinations of put and call options on the same security, a practice known as a "straddle." By writing a straddle, the Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call option on a portfolio security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of options will not be undertaken by the Fund for speculative purposes, but rather for hedging purposes. Where options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

The Fund may also purchase put and call options on securities. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The Fund will purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call option will permit the Fund to purchase the securities underlying such option at the exercise price or to close out the option at a profit. The premium paid for a call or put option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

The staff of the SEC has taken the position that purchased over- the-counter options and assets used to cover written over-the- counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit the Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of- the-money. The Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling. The Fund may also write over-the-counter options with non-primary dealers and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

YIELD CURVE OPTIONS: The Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


Yield curve options may be used for the same purposes as other options on securities. Specifically, the Fund may purchase or write such options for hedging purposes. For example, the Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by the Fund will be "covered." A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. See "Options on Fixed Income Securities" above for a discussion of the policies the Adviser intends to follow to limit the Fund's investment in these securities.


INDEXED SECURITIES: The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

FUTURES CONTRACTS: The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities ("Futures Contracts"). Such transactions will be used to hedge (i.e., protect) against anticipated changes in interest rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term U.S. Government securities which the Fund intends to purchase at a later date. The Fund may also enter into such transactions for non-hedging purposes to the extent permitted by applicable law.

When a Futures Contract is sold, the Fund incurs a contractual obligation to deliver the securities underlying the contract at a specified price on a specified date during a specified future month or, in the case of Futures Contracts on an index of securities, to make or receive a cash settlement. A "purchase" of a Futures Contract means a contractual obligation by the Fund to receive delivery of the securities called for by the contract at a specified price during a specific future month or, in the case of Futures Contracts on an index of securities, to make or receive cash settlements.

Futures Contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures Contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. The Fund will only enter into Futures Contracts which are based on U.S. Government securities, including any index of U.S. Government securities.

While Futures Contracts based on debt securities provide for the delivery of securities, deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Fund will incur brokerage fees when it purchases and sells Futures Contracts. At the same time such a purchase or sale is made, the Fund must provide cash or securities as a deposit ("initial deposit") known as "margin." The initial deposit varies but may be as low as 5% or less of the value of the contract. Daily thereafter, the Futures Contract is valued on a marked-to-market basis and the Fund may be required to pay or receive additional "variation margin", based on the decline or increase in the value of the contract. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a Futures Contract may not have been issued when the contract was written. A Futures Contract on an index of U.S. Government securities provides for the payment and receipt of a cash settlement based on changes in the value of the index. The index underlying such a Contract is comprised of a broad based portfolio of U.S. Government securities designed to reflect movements in the market as a whole.


One purpose of the purchase or sale of a Futures Contract for hedging purposes, in the case of a portfolio such as the Fund's portfolio, which holds or intends to acquire long-term debt securities, is to protect the Fund against the adverse effects of fluctuations in interest rates without actually buying or selling long-term debt securities. For example, since the Fund owns long-term bonds, if interest rates were expected to increase the Fund might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining, or declining as much as it otherwise would have.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the Futures Contracts could be liquidated and the Fund could buy long-term bonds on the cash market. Due to changing market conditions, however, and interest rate forecasts, a futures position may be terminated without a corresponding purchase of securities. To the extent the Fund purchases a Futures Contract, it will maintain a segregated asset account consisting of liquid assets in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the position is unleveraged.


The liquidity of a market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges, which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. On any day or days when the price fluctuation limits have been reached, the Fund may be unable to liquidate existing futures positions or to implement a hedging strategy through the purchase or sale of particular futures.

Further, the CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the Fund. The trading of Futures Contracts is also subject to the illiquidity risks described above with respect to options on securities.

OPTIONS ON FUTURES CONTRACTS: The Fund may write and purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract may constitute a partial hedge against declining prices of the fixed income security underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract may constitute a partial hedge against increasing prices of the security underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities. The Fund may also enter into such transactions for non-hedging purposes, to the extent permitted by applicable law, which involves greater risk.

The Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or a rise in interest rates, the Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or a decline in interest rates, the Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require the Fund to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. The Fund may also enter into transactions in Options on Futures Contracts for non-hedging purposes to the extent permitted by applicable law.


The Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
(ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Fund may cover the writing of put Options on Futures Contracts
(a) through sales of the underlying Futures Contract, (b) through segregation of liquid assets in an amount equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or is less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by the Fund, the Fund will be required to sell the underlying Futures Contract which, if the Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by the Fund is exercised, the Fund will be required to purchase the underlying Futures Contract which, if the Fund has covered its obligation through the sale of such Contract, will close out its futures position. An Option on a Futures Contract is traded on the same contract market as the underlying Futures Contract, subject to regulation by the CFTC and the performance guarantee of the exchange clearing house.


RISK FACTORS: Imperfect Correlation of Hedging Instruments with the Fund's Portfolio -- The Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options and Futures Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of the Fund's portfolio. If the values of fixed income portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options or Futures Contracts, the Fund's hedging strategy may not be successful and the Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option or Futures Contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of Futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, the Fund bears the risk that the price of the fixed income portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

The correlation between prices of fixed income securities and prices of options or Futures Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option and Futures Contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option or Futures Contract approaches.

The trading of options and Futures Contracts also entails the risk that, if the Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, the Fund will lose part or all of the benefit of the increased value of the fixed income securities being hedged, and may be required to meet ongoing daily variation margin payments.

It should be noted that the Fund may purchase and write Options, Futures Contracts and Options on Futures Contracts not only for hedging purposes, but also for non-hedging purposes to the extent permitted by applicable law. As a result, the Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of fixed income portfolio securities or decreases in the cost of fixed income securities to be acquired.

RISK FACTORS: Potential Lack of a Liquid Secondary Market -- Prior to exercise or expiration, a position in an exchange-traded option, Futures Contract or Option on a Futures Contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered. If no such market exists, it may not be possible to close out a position, and the Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an option or Futures Contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

RISK FACTORS: Options on Futures Contracts -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL POLICIES ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, the Fund must comply with the requirements of various state securities laws in connection with such transactions.

The Fund has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, the Fund will not purchase put and call Options if, as a result, more than 5% of its total assets would be invested in such Options.

When the Fund purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures Contract is minimized.

LENDING OF PORTFOLIO SECURITIES: The Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and to member firms of the Exchange (and subsidiaries thereof), and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest paid by the issuer on the securities loaned and would also receive compensation based on investment of cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Fund's total assets.

PORTFOLIO TRADING: The Fund intends to fully manage its portfolio by buying and selling U.S. Government obligations, as well as holding selected obligations to maturity, and by engaging in transactions involving related options, futures and options on futures. In managing its portfolio the Fund seeks to maximize the return on its portfolio by taking advantage of market developments and yield disparities, which may include use of the following strategies:

    (1) selling one type of U.S. Government security (e.g., Treasury bonds) and buying another (e.g., GNMA direct pass-through certificates) when disparities arise in the relative values of each; and

    (2) changing from one U.S. Government obligation to an essentially similar U.S. Government obligation when their respective yields are distorted due to market factors.

The Fund will also use the techniques described above under "Repurchase Agreements," "'When-Issued" Securities," "Options" and "Futures Contracts" to manage its portfolio.

These strategies may result in increases or decreases in the Fund's current income available for distribution to the Fund's shareholders and in the holding by the Fund of obligations which sell at moderate to substantial premiums or discounts from face value. Moreover, if the Fund's expectations of changes in interest rates or its evaluation of the normal yield relationship between two obligations proves to be incorrect, the Fund's income, net asset value per share and potential capital gain may be decreased or its potential capital loss may be increased.

The Fund will engage in portfolio trading if it believes a transaction net of costs will help in attaining its investment objectives. See "Portfolio Transactions and Brokerage Commissions."

The objectives and the policies described above and the policies with respect to portfolio trading described above may be changed without shareholder approval.

INVESTMENT RESTRICTIONS. The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of its shares (which, as used in this SAI, means the lesser of (i) more than 50% of the outstanding shares of the Fund or of a class, as applicable, or (ii) 67% or more of the outstanding shares of the Fund or of a class, as applicable, present at a meeting at which holders of more than 50% of the outstanding shares of the Fund or of a class, as applicable, are represented at such meeting in person or by proxy):

The Fund may not:

    (1) borrow money or pledge its assets except as a temporary measure for extraordinary or emergency purposes (the Fund intends to borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities) (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, options on futures contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets); for additional related restrictions, see paragraphs (i) and (ii) under the caption "State and Federal Restrictions";

    (2) purchase any security or evidence of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make deposits on margin in connection with Futures Contracts and related options;

    (3) write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the writing, purchasing and selling of puts, calls or combinations thereof with respect to Government securities and with respect to Futures Contracts or the purchase, ownership, holding or sale of contracts for the future delivery of fixed income securities;

    (4) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

    (5) purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell Futures Contracts and related options;

    (6) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes; such sales would not be made of securities subject to outstanding options);

    (7) make loans to other persons except through the lending of its portfolio securities not in excess of 30% of its total assets (taken at market value) and except through the use of repurchase agreements and provided that not more than 10% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days (for these purposes the purchase of all or a portion of an issue of debt securities in accordance with the Fund's investment objectives and policies shall not be considered the making of a loan);

    (8) knowingly invest in securities which are restricted securities under the Securities Act of 1933 if, as a result thereof, more than 10% of the Fund's total assets (taken at market value) would be so invested;

    (9) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund;

    (10) purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state or the United States); or

    (11) issue any senior security (as that term is defined in the 1940 Act), if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder (for the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security).

The Fund has also adopted a policy which is fundamental and which provides that the Fund's assets will be invested in Government securities and related options, futures, options on futures and repurchase agreements.

STATE AND FEDERAL RESTRICTIONS: In order to comply with certain state and federal statutes and policies, the Fund will not, as a matter of operating policy, (i) borrow money for any purpose in excess of 10% of its assets (taken at market value) moreover, the Fund will not purchase any securities for its portfolio at any time at which borrowings exceed 5% of its assets (taken at market value), (ii) pledge for any purpose in excess of 15% of its assets (taken at market value) (for the purpose of this restriction, collateral arrangements with respect to the writing of options, Futures Contracts, Options on Futures Contracts and collateral arrangements with respect to initial and variation margins are not considered a pledge of assets), (iii) invest more than 5% of its total assets at the time of investment in companies which, including predecessors, have a record of less than three years' continuous operation, (iv) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or Director of the Adviser if, after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both,
(v) invest for the purpose of exercising control or management, (vi) purchase securities issued by any registered investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the net assets of the Fund (taken at market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Fund and, provided further, that the Fund shall not purchase securities issued by any open-end investment company, or (vii) invest more than 10% of its assets (taken at market value) in securities (including repurchase agreements maturing in more than seven days) for which there are no readily available market quotations. These policies are not fundamental and may be changed by the Fund without shareholder approval in response to changes in the various state and federal requirements.


PERCENTAGE RESTRICTION: Except with respect to the Fund's policy on borrowing and investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

3.  MANAGEMENT OF THE FUND


The Trust's Board of Trustees provides broad supervision over the affairs of the Fund. The Adviser is responsible for the management of the Fund's assets, and the officers of the Fund are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES


A. KEITH BRODKIN, Chairman and President* (born 8/4/35)
Massachusetts Financial Services Company, Chairman

RICHARD B. BAILEY* (born 9/14/26)
Private investor; Massachusetts Financial Services Company, former Chairman
  (prior to September 30, 1991); Cambridge Bancorp, Director; Cambridge Trust Company, Director

PETER G. HARWOOD (born 4/3/26)
Private Investor
Address: 211 Lindsay Pond Road, Concord, Massachusetts

J. ATWOOD IVES (born 5/1/36)
Eastern Enterprises (diversified services company), Chairman and Chief
  Executive Officer
Address: 9 Riverside Road, Weston, Massachusetts

LAWRENCE T. PERERA (born 6/23/35)
Hemenway & Barnes (attorneys), Partner
Address: 60 State Street, Boston, Massachusetts

WILLIAM J. POORVU (born 4/10/35)
Harvard University Graduate School of Business Administration, Adjunct
  Professor; CBL & Associates Properties, Inc. (a real estate investment trust), Director; The Baupost Fund (a registered investment company), Vice Chairman (since November 1993), Chairman and Trustee (prior to November 1993)
Address: Harvard Business School, Soldiers Field Road, Cambridge,
  Massachusetts

CHARLES W. SCHMIDT (born 3/18/28)
Private Investor; OHM Corporation, Director; Mohawk Paper Company, Director
Address: 30 Colpitts Road, Weston, Massachusetts

ARNOLD D. SCOTT* (born 12/16/42)
Massachusetts Financial Services Company, Senior Executive Vice President,
  Secretary and Director

JEFFREY L. SHAMES* (born 6/2/55)
Massachusetts Financial Services Company, President and Director

ELAINE R. SMITH (born 4/25/46)
Independent Consultant; Brigham and Women's Hospital, Executive Vice President
  and Chief Operating Officer (prior to September 1992)
Address: Weston, Massachusetts

DAVID B. STONE (born 9/2/27)
North American Management Corp. (investment adviser), Chairman and Director;
  Eastern Enterprises, Trustee
Address: Ten Post Office Square, Suite 300, Boston, Massachusetts


OFFICERS


W. THOMAS LONDON,* Treasurer (born 3/1/44)
Massachusetts Financial Services Company, Senior Vice President

JAMES O. YOST,* Assistant Treasurer (born 6/12/60)
Massachusetts Financial Services Company, Vice President

MARK E. BRADLEY*, Assistant Treasurer (born 11/23/59)
Massachusetts Financial Services Company, Vice President (since March 1997);
  Putnam Investments, Vice President (from September 1994 until March 1997); Ernst & Young, Senior Tax Manager (until September 1994).

ELLEN M. MOYNIHAN*, Assistant Treasurer (born 11/13/57)
Massachusetts Financial Services Company, Vice President (since September
  1996); Deloitte & Touche LLP, Senior Manager (until September 1996).

STEPHEN E. CAVAN,* Secretary and Clerk (born 11/6/53)
Massachusetts Financial Services Company, Senior Vice President, Assistant
  Secretary and General Counsel

JAMES R. BORDEWICK, JR.,* Assistant Secretary (born 3/6/59)
Massachusetts Financial Services Company, Senior Vice President and Associate
  General Counsel

------------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor. Messrs. Brodkin, Scott and Cavan are the Chairman, a Director and the Secretary, respectively, of MFD and hold similar positions with certain other MFS affiliates. Mr. Bailey is a director of Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)"), the corporate parent of MFS.


The Fund pays the compensation of non-interested Trustees and Mr. Bailey (who currently receive a fee of $3,250 per year plus $165 per meeting and $130 per committee meeting attended, together with such Trustee's out-of-pocket expenses) and has adopted a retirement plan for non-interested Trustees and Mr. Bailey. Under this plan, a Trustee will retire upon reaching age 73 and if the Trustee has completed at least 5 years of service, he would be entitled to annual payments during his lifetime of up to 50% of such Trustee's average annual compensation (based on the three years prior to his retirement) depending on his length of service. A Trustee may also retire prior to age 73 and receive reduced payments if he has completed at least 5 years of service. Under the plan, a Trustee (or his beneficiaries) will also receive benefits for a period of time in the event the Trustee is disabled or dies. These benefits will also be based on the Trustee's average annual compensation and length of service. There is no retirement plan provided by the Fund for Messrs. Brodkin, Scott and Shames. The Fund will accrue compensation expenses each year to cover current years service and amortize past service cost.


Set forth below is certain information concerning the cash compensation paid to the Trustees and benefits accrued, and estimated benefits payable under the retirement plan.

TRUSTEE COMPENSATION TABLE

                                      RETIREMENT
                                        BENEFIT      ESTIMATED   TOTAL TRUSTEE
                                       ACCRUED AS     CREDITED     FEES FROM
                       TRUSTEE FEES   PART OF FUND    YEARS OF   FUND AND FUND
TRUSTEE                FROM FUND(1)    EXPENSE(1)    SERVICE(2)   COMPLEX(3)
------------------------------------------------------------------------------

Richard B. Bailey         $5,655         $1,767           8        $247,168
A. Keith Brodkin           --0--         --0--          N/A          --0--
Peter G. Harwood           5,915          1,289           5         105,995
J. Atwood Ives             5,655          1,833          17          98,750
Lawrence T. Perera         6,175          2,988          22          98,310
William J. Poorvu          5,750          3,196          22         102,840
Charles W. Schmidt         5,915          3,114          15         105,995
Arnold D. Scott            --0--         --0--          N/A          --0--
Jeffrey L. Shames          --0--         --0--          N/A          --0--
Elaine R. Smith            6,400          1,868          27         105,995
David B. Stone             6,045          2,614          11         108,710

(1) For fiscal year ended July 31, 1997.
(2) Based on normal retirement age of 73. See the table below for the estimated annual benefits payable upon retirement by the Fund to a Trustee based on his or her estimated credited years of service.
(3) For calendar year 1996. All Trustees receiving compensation served as Trustees of 23 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $21.2 billion) except Mr. Bailey, who served as Trustee of 81 funds within the MFS fund complex (having aggregate net assets at December 31, 1996, of approximately $38.5 billion).

                     ESTIMATED ANNUAL BENEFITS PAYABLE BY
                           FUND UPON RETIREMENT(4)

                                      YEARS OF SERVICE
AVERAGE        ---------------------------------------------------------------
TRUSTEE FEES          3               5               7          10 OR MORE
------------------------------------------------------------------------------

    $5,089          $  763          $1,272          $1,781         $2,545
     5,480             822           1,370           1,918          2,740
     5,870             880           1,467           2,054          2,935
     6,260             939           1,565           2,191          3,130
     6,650             997           1,662           2,327          3,325
     7,040           1,056           1,760           2,464          3,520

(4) Other funds in the MFS complex provide similar retirement benefits to the Trustees.

As of October 31, 1997, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund. As of October 31, 1997, Merrill Lynch, Pierce, Fenner & Smith, Inc. for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive E FL3, Jacksonville, FL., 32246-6484, was the record owner of approximately 8.70% of the outstanding Class A shares of the Fund. Merrill Lynch, Pierce, Fenner & Smith, Inc. for the sole benefit of its customers, Attn: Fund Administration, 4800 Deer Lake Drive E FL3, Jacksonville, FL., 32246-6484, was the record owner of approximately 7.60% of the outstanding Class B shares of the Fund. As of October 31, 1997, Trustees of the MFS Defined Contribution Plan, c/o Mark Leary, Massachusetts Financial Services, 500 Boylston Street, Boston, MA was the record owner of approximately 99.86% of the outstanding shares of Class I shares of the Fund.

The Fund's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, unless, as to liabilities to the Fund or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, ban faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Fund. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or by reasonable determination by non- interested Trustees or in a written opinion of independent counsel based upon a review of readily available facts, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


INVESTMENT ADVISER


MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life").

The Adviser manages the Fund pursuant to an Investment Advisory Agreement, dated December 19, 1985, as amended (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For its services and facilities, the Adviser receives a management fee, computed and paid monthly, equal to, 0.45% of the Fund's average daily net asset value.

For the Fund's fiscal year ended July 31, 1997, MFS received management fees of $4,551,885, equivalent, on an annualized basis, to 0.45% of the Fund's average daily net assets. For the Fund's fiscal year ended July 31, 1996, MFS received management fees of $6,612,086, equivalent, on an annualized basis, to 0.54% of the Fund's average daily net assets. For the Fund's fiscal year ended July 31, 1995, MFS received management fees of $9,450,684, equivalent, on an annualized basis, to 0.65% of the Fund's average daily net assets.

The Fund pays all of its expenses (other than those assumed by MFS or MFD), including: Trustees fees discussed above; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar and dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing share certificates, shareholder reports, notices, proxy statements to shareholders and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Fund's custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Fund's Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. For a list of the Fund's expenses, including the compensation paid to the Trustees who are not officers of the Adviser, during its fiscal year ended July 31, 1997, see "Financial Statements -- Statement of Operations" in the Annual Report to shareholders incorporated by reference into this SAI. Payment by the Fund of brokerage commissions for brokerage and research services of value to the Adviser in serving its clients is discussed under the caption "Portfolio Transactions and Brokerage Commissions" below.


The Adviser pays the compensation of the Fund's officers and of any Trustee who is an officer of MFS. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments, effecting the Fund's portfolio transactions and, in general, administering the Fund's affairs.


The Advisory Agreement will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's outstanding voting securities or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement provides that if MFS ceases to serve as the Adviser to the Fund, the Fund will change its name so as to delete the initials "MFS". The Advisory Agreement further provides that MFS may render services to others and may permit fund clients in addition to the Fund to use the initials "MFS" in their names. The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund. Except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreement.

ADMINISTRATOR
MFS provides the Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services. For the period from March 1, 1997 through July 31, 1997, MFS received fees under the Administrative Services Agreement of $60,480.

CUSTODIAN

State Street Bank and Trust Company (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of the Fund. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. The Custodian also acts as the dividend disbursing agent of the Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to options transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT


MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Fund's shareholder servicing agent, pursuant to a Shareholder Servicing Agent Agreement, dated September 1, 1995 as amended (the "Agency Agreement") with the Fund. The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of the Fund. For these services, the Shareholder Servicing Agent will receive a fee calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of 0.13%. In addition, the Shareholder Servicing Agent is reimbursed by the Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of the Fund has contracted with the Shareholder Servicing Agent to administer and perform certain dividend and distribution disbursing functions for the Fund.


DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement, dated September 1, 1995 (the "Distribution Agreement"), with the Fund. Prior to January 1, 1995, MFS Financial Services, Inc. ("FSI"), another wholly owned subsidiary of MFS, was the Fund's distributor. Where this SAI refers to MFD in relation to the receipt or payment of money with respect to a period or periods prior to January 1, 1995, such reference shall be deemed to include FSI, as the predecessor in interest to MFD.


CLASS A SHARES: MFD acts as agent in selling Class A shares of the Fund to dealers. The public offering price of Class A shares of the Fund is their net asset value next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of a Class A share of the Fund is calculated by dividing the net asset value of a Class A share by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "Purchases" in the Prospectus). The sales charge scale set forth in the Prospectus applies to purchases of Class A shares of the Fund alone or in combination with shares of all classes of certain other funds in the MFS Family of Funds (the "MFS Funds") and other Funds (as noted under Right of Accumulation). A group might qualify to obtain quantity sales charge discounts (see "Investment and Withdrawal Programs" in this SAI).


Class A shares of the Fund may be sold at their net asset value to certain persons or in certain instances as described in the Prospectus. Such sales are made without a sales charge to promote good will with employees and others with whom MFS, MFD and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

MFD allows discounts to dealers (which are alike for all dealers) from the applicable public offering price of the Class A shares. Dealer allowances expressed as a percentage of offering price for all offering prices are set forth in the Prospectus (see "Purchases"). The commission paid to the underwriter is the difference between the total amount invested and the sum of
(a) the net proceeds to the Fund and (b) the dealer commission. Because of rounding in the computation of offering price, the portion of the sales charge paid to the underwriter may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of offering price or as a percentage of the net amount invested as listed in the Prospectus. In the case of the maximum sales charge, the dealer retains 4% and MFD retains approximately 3/4 of 1% of the public offering price. In addition, MFD pays a commission to dealers who initiate and are responsible for purchases of $1 million or more as described in the Prospectus.


CLASS B SHARES AND CLASS I SHARES: MFD acts as agent in selling Class B and Class I shares of the Fund. The public offering price of Class B and Class I shares is their net asset value next computed after the sale (see "Purchases" in the Prospectus) and the Prospectus Supplement pursuant to which Class I shares are offered.


GENERAL: Neither MFD nor dealers are permitted to delay placing orders to benefit themselves by a price change. On occasion, MFD may obtain brokers loans from various banks, including the custodian banks for the MFS Funds, to facilitate the settlement of sales of shares of the Fund to dealers. MFD may benefit from its temporary holding of funds paid to it by investment dealers for the purchase of Fund shares.


During the fiscal year ended July 31, 1997, MFD and certain other financial institutions received net commissions on Class A shares of $22,649 and $114,631, respectively (as their concession on gross commissions of $137,280). The Fund received $26,136,507, representing the aggregate net asset value of such shares. During the Fund's fiscal year ended July 31, 1996, MFD and certain other financial institutions received net commissions on Class A shares of $32,084 and $150,948, respectively (as their concession on gross commissions of $183,032). The Fund received $21,904,099, representing the aggregate net asset value of such shares. During the Fund's fiscal year ended July 31, 1995, MFD and certain other financial institutions received net commissions on Class A shares of $28,014 and $135,524, respectively (as their concession on gross commissions of $163,538). The Fund received $21,705,476, representing the aggregate net asset value of such shares.

For the fiscal years ended July 31, 1995, 1996 and 1997, the contingent deferred sales charges ("CDSC") imposed on redemption of Class A shares were $0, $27 and $127, respectively. For the years ended July 31, 1995, 1996 and 1997, the CDSC imposed on redemption of Class B shares were $1,386,715, $487,099 and $301,436, respectively.

The Distribution Agreement will remain in effect until September 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the Adviser and who is appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. U.S. Government securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Fund. The Adviser normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the most favorable price, securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.


Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Fund and of the other investment company clients of MFD as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

During the fiscal year ended July 31, 1997, the Fund acquired and owned securities issued by Goldman Sachs in the amount of $24,268,000 as of July 31, 1997. In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In some cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.


5.  SHAREHOLDER SERVICES

INVESTMENT AND WITHDRAWAL PROGRAMS -- The Fund makes available the following programs designed to enable shareholders to add to their investment or withdraw from it with a minimum of paper work. These are described below and, in certain cases, in the Fund's Prospectus. The programs involve no extra charge to shareholders (other than a sales charge in the case of certain Class A share purchases) and may be changed or discontinued at any time by a shareholder or the Fund.

  LETTER OF INTENT: If a shareholder (other than a group purchaser described below) anticipates purchasing $100,000 or more of Class A shares of the Fund alone or in combination with the current offering price value of all holdings of all classes of shares of other MFS Funds or the MFS Fixed Fund (a bank collective investment fund) within a 13-month period (or 36-month period, in the case of purchases of $1 million or more), the shareholder may obtain Class A shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by completing the Letter of Intent section of the Fund's Account Application or filing a separate Letter of Intent application (available from the Shareholder Servicing Agent) within 90 days of the commencement of purchases. Subject to acceptance by MFD and the conditions mentioned below, each purchase will be made at a public offering price applicable to a single transaction of the dollar amount specified in the Letter of Intent application. The shareholder or his dealer must inform MFD that the Letter of Intent is in effect each time shares are purchased. The shareholder makes no commitment to purchase additional shares, but if his purchases within 13 months (or 36-months in the case of purchases of $1 million or more) plus the value of shares credited toward completion of the Letter of Intent do not total the sum specified, he will pay the increased amount of the sales charge as described below. Instructions for issuance of shares in the name of a person other than the person signing the Letter of Intent application must be accompanied by a written statement from the dealer stating that the shares were paid for by the person signing such Letter. Neither income dividends nor capital gain distributions taken in additional shares will apply toward the completion of the Letter of Intent. Dividends and distributions of other MFS Funds automatically reinvested in shares of the Fund pursuant to the Distribution Investment Program will also not apply toward completion of the Letter of Intent.

Out of the shareholder's initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by the Shareholder Servicing Agent in the form of shares registered in the shareholder's name. All income dividends and capital gain distributions on escrowed shares will be paid to the shareholder or to his order. When the minimum investment so specified is completed (either prior to or by the end of the 13-month period or 36-month period, as applicable), the shareholder will be notified and the escrowed shares will be released.

If the intended investment is not completed, the Shareholder Servicing Agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Shareholder Servicing Agent. By completing and signing the Account Application or separate Letter of Intent application, the shareholder irrevocably appoints the Shareholder Servicing Agent his attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.


  RIGHT OF ACCUMULATION: A shareholder qualifies for cumulative quantity discounts on the purchase of Class A shares when the shareholder's new investment, together with the current offering price value of all holdings of Class A, B and C shares of that shareholder in the MFS Funds or the MFS Fixed Fund (a bank collective investment fund) reaches a discount level. See "Purchases" in the Prospectus for the sales charges on quantity discounts. For example, if a shareholder owns shares valued at $75,000 and purchases an additional $25,000 of Class A shares of the Fund, the sales charge for the $25,000 purchase would be at the rate of 4% (the rate applicable to single transactions of $100,000). A shareholder must provide the Shareholder Servicing Agent (or his investment dealer must provide MFD) with information to verify that the quantity sales charge discount is applicable at the time the investment is made.

  SUBSEQUENT INVESTMENT BY TELEPHONE: Each shareholder may purchase additional shares of any MFS Fund by telephoning the Shareholder Servicing Agent toll-free at (800) 225-2606. The minimum purchase amount is $50 and the maximum purchase amount is $100,000. Shareholders wishing to avail themselves of this telephone purchase privilege must so elect on their Account Application and designate thereon a bank and account number from which purchases will be made. If a telephone purchase request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange (generally, 4:00 p.m., Eastern time), the purchase will occur at the closing net asset value of the shares purchased on that day. The Shareholder Servicing Agent may be liable for any losses resulting from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify the identity of the caller. The Shareholder Servicing Agent will request personal or other information from the caller, and will normally also record calls. Shareholders should verify the accuracy of confirmation statements immediately after their receipt.


  DISTRIBUTION INVESTMENT PROGRAM: Distributions of dividends and capital gains made by the Fund with respect to a particular class of shares may be automatically invested in shares of the same class of one of the other MFS Funds if shares of the fund are available for sale. Such investments will be subject to additional purchase minimums. Distributions invested in shares of one of the other MFS Funds will be invested at net asset value (exclusive of any sales charge) and will not be subject to any contingent deferred sales charge. Distributions will be invested at the close of business on the payable date for the distribution. A shareholder considering the Distribution Investment Program should obtain and read the prospectus of the other fund and consider the differences in objectives and policies before making any investment.

  SYSTEMATIC WITHDRAWAL PLAN: A shareholder may direct the Shareholder Servicing Agent to send him (or anyone he designates) regular periodic payments based upon the value of his account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. The aggregate withdrawals of Class B shares in any year pursuant to a SWP generally are limited to 10% of the value of the account at the time of the establishment of the SWP. SWP are drawn from the proceeds of the redemption of shares held in the shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable). Redemptions of Class B shares will be made in the following order: (i) any "Free Amount"; (ii) to the extent necessary, any "Reinvested Shares"; and (iii) to the extent necessary, the "Direct Purchase" subject to the lowest CDSC (as such terms are defined in "Contingent Deferred Sales Charge" in the Prospectus). The CDSC will be waived in the case of redemptions of Class B shares pursuant to a SWP but will not be waived in the case of SWP redemptions of Class A shares which are subject to a CDSC. To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce and may eventually exhaust the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the Fund at the net asset value in effect at the close of business on the record date for such distributions. To initiate this service, shares having an aggregate value of at least $5,000 either must be held on deposit by, or certificates for such shares must be deposited with, the Shareholder Servicing Agent. With respect to Class A shares, maintaining a withdrawal plan concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases and the imposition of a CDSC on certain redemptions. The shareholder may deposit into the account additional shares of the Fund, change the payee or change the dollar amount of each payment. The Shareholder Servicing Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but one could be instituted by the Shareholder Servicing Agent on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another MFS Fund. Any SWP may be terminated at any time by either the shareholder or the Fund.

  INVEST BY MAIL: Additional investments of $50 or more may be made at any time by mailing a check payable to the Fund directly to the Shareholder Servicing Agent. The shareholder's account number and the name of his investment dealer must be included with each investment.

  GROUP PURCHASES: A bona fide group and all its members may be treated as a single purchaser and, under the Right of Accumulation (but not a Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A shares if the group (1) gives its endorsement or authorization to the investment program so it may be used by the investment dealer to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has been in existence for at least six months and has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

  AUTOMATIC EXCHANGE PLAN: Shareholders having account balances of at least $5,000 in any MFS Fund may exchange their shares for the same class of other MFS Funds (if available for sale) under the Automatic Exchange Plan. The Automatic Exchange Plan provides for automatic exchanges of funds from the shareholder's account in an MFS Fund for investment in the same class of shares of other MFS Funds selected by the shareholder. Under the Automatic Exchange Plan, exchanges of at least $50 each may be made to up to six different funds effective on the seventh day of each month or of every third month, depending whether monthly or quarterly exchanges are elected by the shareholder. If the seventh day of the month is not a business day, the transaction will be processed on the next business day. Generally, the initial exchange will occur after receipt and processing by the Shareholder Servicing Agent of an application in good order. Exchanges will continue to be made from a shareholder's account from any MFS Fund as long as the balance of the account is sufficient to complete the exchanges. Additional payments made to a shareholder's account will extend the period that exchanges will continue to be made under the Automatic Exchange Plan. However, if additional payments are added to an account subject to the Automatic Exchange Plan shortly before an exchange is scheduled, such funds may not be available for exchanges until the following month; therefore, care should be used to avoid inadvertently terminating the Automatic Exchange Plan through exhaustion of the account balance.

No transaction fee for exchanges will be charged in connection with the Automatic Exchange Plan. However, exchanges of shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund will be subject to any applicable sales charge. Changes in amounts to be exchanged to each fund, the funds to which exchanges are to be made and the timing of transfers (monthly or quarterly), or termination of a shareholder's participation in the Automatic Exchange Plan will be made after instructions in writing or by telephone (an "Exchange Change Request") are received by the Shareholder Servicing Agent in proper form (i.e., if in writing-- signed by the record owner(s) exactly as shares are registered; if by telephone --
 proper account identification is given by the dealer or shareholder of record). Each Exchange Change Request (other than termination of participation in the program) must involve at least $50. Generally, if an Exchange Change Request is received by telephone or in writing before the close of business on the last business day of a month, the Exchange Change Request will be effective for the following month's exchange.

A shareholder's right to make additional investments in any of the MFS Funds, to make exchanges of shares from one MFS Fund to another and to withdraw from an MFS Fund, as well as a shareholder's other rights and privileges are not affected by a shareholder's participation in the Automatic Exchange Plan.

The Automatic Exchange Plan is part of the Exchange Privilege. For additional information regarding the Automatic Exchange Plan, including the treatment of any CDSC, see "Exchange Privilege" below.

REINSTATEMENT PRIVILEGE: Shareholders of the Fund and shareholders of the other MFS Funds (except MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund in the case where such shares of the money market funds are acquired through direct purchase or reinvested dividends) who have redeemed their shares have a one-time right to reinvest the redemption proceeds in the same class of shares of any of the MFS Funds (if shares of the fund are available for sale) at net asset value (without a sales charge) and, if applicable, with credit for any CDSC paid. In the case of proceeds reinvested in MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund, the shareholder has the right to exchange the acquired shares for shares of another MFS Fund at net asset value pursuant to the exchange privilege described below. Such a reinvestment must be made within (90) days of the redemption and is limited to the amount of the redemption proceeds. If the shares credited for any CDSC paid are then redeemed within six years of the initial purchase in the case of Class B shares or 12 months of the initial purchase in the case of certain Class A shares, a CDSC will be imposed upon redemption. Although redemptions and repurchases of shares are taxable events, a reinvestment within a certain period of time in the same fund may be considered a "wash sale" and may result in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. Please see your tax adviser for further information.


EXCHANGE PRIVILEGE -- Subject to the requirements set forth below, some or all of the shares in an account with the Fund for which payment has been received by the Fund (i.e., an established account) may be exchanged for shares of the same class of any of the other MFS Funds (if available for sale and if the purchaser is eligible to purchase such shares) at their net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent.


Each Exchange Request must be in proper form (i.e., if in writing -- signed by the record owner(s) exactly as the shares are registered; if by telephone --
 proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account (except that the minimum is $50 for accounts of retirement plan participants whose sponsoring organizations subscribe to the MFS FUNDamental 401(k) Plan or another similar 401(k) recordkeeping system made available by the Shareholder Servicing Agent). Each exchange involves the redemption of the shares of the Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of the shares of the other MFS Fund. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless such shares were and the shares received in the exchange are held in a tax-deferred retirement plan. If the Exchange Request is received by the Shareholder Servicing Agent prior to the close of regular trading on the Exchange, the exchange usually will occur on that day if all the requirements set forth above have been complied with at that time. However, payment of the redemption proceeds by the Fund, and thus the purchase of shares of the other MFS Fund, may be delayed for up to seven days if the Fund determines that such a delay would be in the best interest of all its shareholders. Investment dealers which have satisfied criteria established by MFD may also communicate a shareholder's Exchange Request to MFD by facsimile subject to the requirements set forth above.

No CDSC is imposed on exchanges among the MFS Funds, although liability for the CDSC is carried forward to the exchanged shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Additional information with respect to any of the MFS Funds, including a copy of its current prospectus, may be obtained from investment dealers or the Shareholder Servicing Agent. A shareholder considering an exchange should obtain and read the prospectus of the other MFS Fund and consider the differences in objectives and policies before making any exchange. Shareholders of the other MFS Funds (except shares of MFS Money Market Fund, MFS Government Money Market Fund and Class A shares of MFS Cash Reserve Fund acquired through direct purchase and dividends reinvested prior to June 1, 1992) have the right to exchange their shares for shares of the MFS Funds, subject to the conditions, if any, set forth in their respective prospectuses. In addition, unit holders of the MFS Fixed Fund have the right to exchange their units (except units acquired through direct purchases) for shares of the Fund, subject to the conditions, if any, imposed upon such unit holders by the MFS Fixed Fund.

Any state income tax advantages for investment in shares of each state- specific series of MFS Municipal Series Trust may only benefit residents of such states. Investors should consult with their own tax advisers to be sure this is an appropriate investment, based on their residency and each state's income tax laws.

The exchange privilege (or any aspect of it) may be changed or discontinued and is subject to certain limitations (see "Purchases" in the Prospectus).

TAX-DEFERRED RETIREMENT PLANS -- Shares of the Fund may be purchased by all types of tax-deferred retirement plans. MFD makes available through investment dealers plans and/or custody agreements for the following:

  Individual Retirement Accounts (IRA) (for individuals and their non-employed spouses who desire to make limited contributions to a tax-deferred retirement program and, if eligible, to receive a federal income tax deduction for amounts contributed);

  Simplified Employee Pension (SEP-IRA) Plans; Retirement Plans Qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended;

  403(b) Plans (deferred compensation arrangements for employees of public school systems and certain non-profit organizations); and

  Certain other qualified pension and profit-sharing plans.

The plan documents provided by MFD designate a trustee or custodian (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by the trustee, custodian or MFD, tax consequences and redemption information, see the specific documents for that plan. Plan documents other than those provided by MFD may be used to establish any of the plans described above. Third party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

Investors should consult with their tax advisers before establishing any of the tax-deferred retirement plans described above.

6.  TAX STATUS


The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes. If the Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to the shareholders.

Shareholders of the Fund normally will have to pay federal income taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to the Fund's shareholders as ordinary income for federal income tax purposes whether the distributions are paid in cash or reinvested in additional shares. Because the Fund expects to earn primarily interest income, it is expected that no Fund dividends will qualify for the dividends received deduction for corporations. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. It is uncertain at this time whether all or any part of such capital gains will be eligible to be taxed at a maximum rate below 28%. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of the Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss; a long-term capital gain will be eligible for reduced tax rates if the shares were held for more than 18 months. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A shares of the Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) without payment of an additional sales charge of Class A shares of the Fund or of another MFS Fund (or any other shares of an MFS Fund generally sold subject to a sales charge).

The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds, certain stripped securities and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. An investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC", can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

The Fund's transactions in options, Futures Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund will limit its activities in options, Futures Contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. The Fund intends to withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Fund by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdiction. The Fund is also required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.


As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.


Distributions of the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.


7.  DETERMINATION OF NET ASSET VALUE AND PERFORMANCE


NET ASSET VALUE -- The net asset value per share of each class of the Fund is determined each day during which the Exchange is open for trading. As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays or the days on which they are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to the class from the value of the Fund's assets attributable to the class and dividing the difference by the number of shares of the class outstanding. Debt securities (other than short-term obligations) in the Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer- supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional- size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices, since such valuations are believed to reflect the fair value of such securities. Use of the pricing service has been approved by the Board of Trustees. Positions in listed options, Future Contracts and Options on Futures Contracts will normally be valued at the settlement price on the exchange on which they are primarily traded. Positions in over-the-counter options will be valued using dealer supplied valuations. Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Other short-term obligations in the Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio securities and other assets for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, the Fund's principal underwriter or its agent, the Shareholder Servicing Agent, prior to the close of that business day.


TOTAL RATE OF RETURN: The Fund will calculate its total rate of return for each class of shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the CDSC or the maximum public offering price) to reach the value of that investment at the end of the periods. The Fund may also calculate (i) a total rate of return, which is not reduced by the CDSC (4% maximum for Class B shares) and therefore may result in a higher rate of return, (ii) with respect to Class A shares, a total rate of return assuming an initial account value of $1,000, which will result in a higher rate of return since the value of the initial account will not be reduced by the sales charge (4.75% maximum), and/or (iii) total rates of return which represent aggregate performance over a period or year-by-year performance, and which may or may not reflect the effect of the maximum or other sales charge or CDSC. Effective March 1, 1993, the Fund revised its investment policy of investing in securities issued or guaranteed by the U.S. Government and its agencies, authorities and instrumentalities and engaging in transactions involving related options, to its current policy of investing at least 65% of its assets, under normal circumstances, in GNMA securities and obligations fully collateralized by GNMAs.


The Fund offers multiple classes of shares which were initially offered for sale to, and purchased by, the public on different dates (the class "inception date"). The calculation of total rate of return for a class of shares which has a later class inception date than another class of shares of the Fund is based both on (i) the performance of the Fund's newer class from its inception date and (ii) the performance of the Fund's oldest class from its inception date up to the class inception date of the newer class.


As discussed in the Prospectus, the sales charges, expenses and expense ratios, and therefore the performance, of the Fund's classes of shares differ. In calculating total rate of return for a newer class of shares in accordance with certain formulas required by the SEC, the performance will be adjusted to take into account the fact that the newer class is subject to a different sales charge than the oldest class (e.g., if the newer class is Class A shares, the total rate of return quoted will reflect the deduction of the initial sales charge applicable to Class A shares; if the newer class is Class B shares, the total rate of return quoted will reflect the deduction of the CDSC applicable to Class B shares). However, the performance will not be adjusted to take into account the fact that the newer class of shares bears different class specific expenses than the oldest shares (e.g., Rule 12b-1 fees). Therefore, the total rate of return quoted for a newer class of shares will differ from the return that would be quoted had the newer class of shares been outstanding for the entire period over which the calculation is based (i.e., the total rate of return quoted for the newer class will be higher than the return that would have been quoted had the newer class of shares been outstanding for the entire period over which the calculation is based if the class specific expenses for the newer class are higher than the class specific expenses of the oldest class, and the total rate of return quoted for the newer class will be lower than the return that would be quoted had the newer class of shares been outstanding for this entire period if the class specific expenses for the newer class are lower than the class specific expenses of the oldest class).


Total rate of return quotations for each class are presented in Appendix A attached hereto under the heading "Performance Quotations."

PERFORMANCE RESULTS: The performance results for Class A shares presented in Appendix A attached hereto under the heading "Performance Results", assume an initial investment of $10,000, cover the period from January 1, 1987 to December 31, 1996. It has been assumed that capital gain distributions and income dividends were reinvested in additional shares. These performance results, as well as any yield or total rate of return quotation provided by the Fund, should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return of the Fund to yields and total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Current net asset value and account balance information may be obtained by calling 1-800-MFS-TALK (637-8255).

YIELD: Any yield quotation for a class of shares of the Fund is based on the annualized net investment income per share of that class over a 30-day period. The yield is calculated by dividing the net investment income per share allocated to a particular class of the Fund earned during the period by the maximum offering price per share of such class on the last day of that period. The resulting figure is then annualized. Net investment income per share of a class is determined by dividing (i) the dividends and interest earned by the Fund allocated to the class during the period, minus accrued expenses of such class for the period, by (ii) the average number of shares of such class entitled to receive dividends during the period multiplied by the maximum offering price per share of such class on the last day of the period. The Fund's yield calculations assume a maximum sales charge of 4.75% in the case of Class A shares and no payment of any CDSC in the case of Class B shares. The yield calculations assume no CDSC is paid. Yield quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

CURRENT DISTRIBUTION RATE: Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders of each class are reflected in the quoted "current distribution rate" for that class. The current distribution rate for a class is computed by dividing the total amount of dividends per share paid by the Fund to shareholders of that class during the past twelve months by the maximum public offering price of that class at the end of such period. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past twelve months. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and is calculated over a different period of time. The Fund's current distribution rate calculation for Class A shares assumes a maximum sales charge of 4.75%. Current distribution rate quotations for each class of shares are presented in Appendix A attached hereto under the heading "Performance Quotations."

GENERAL: From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals.


From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding the following: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planningsm program, an inter-generational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.

       -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

       -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

       -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

       -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure
                 Act").

       -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

       -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

       -- 1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

       -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed-income mutual fund.

       -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

       -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

       -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

       -- 1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

       -- 1989 -- MFS(R) Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

       -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

       -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

       -- 1993 -- MFS becomes money manager of MFS(R) Union Standard Trust, the first Trust to invest in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.


8.  DISTRIBUTION PLAN

The Trustees have adopted a Distribution Plan for Class A and Class B shares (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") after having concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders. The provisions of the Distribution Plan are severable with respect to each class of shares offered by the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the Fund's expense ratio to the extent that the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effect that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.

The Distribution Plan is described in the Prospectus under the caption "Distribution Plans," which is incorporated herein by reference. The following information supplements this Prospectus discussion.

SERVICE FEES: With respect to Class A shares, no service fees will be paid: (i) to any dealer who is the holder or dealer of record for investors who own Class A shares having an aggregate net asset value less than $750,000, or such other amount as may be determined from time to time by MFD (MFD, however, may waive this minimum amount requirement from time to time if the dealer satisfies certain criteria); or (ii) to any insurance company which has entered into an agreement with the Fund and MFD that permits such insurance company to purchase Class A shares from the Fund at their net asset value in connection with annuity agreements issued in connection with the insurance company's separate accounts. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

With respect to Class B shares, except in the case of the first year service fee, no service fees will be paid to any securities dealer who is the holder or dealer of record for investors who own Class B shares having an aggregate net asset value of less than $750,000 or such other amount as may be determined by MFD from time to time. MFD, however, may waive this minimum amount requirement from time to time if the dealer satisfies certain criteria. Dealers may from time to time be required to meet certain other criteria in order to receive service fees.

MFD or its affiliates shall be entitled to receive any service fee payable under the Distribution Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by MFD or its affiliates for shareholder accounts.

DISTRIBUTION FEES: The purpose of distribution payments to MFD under the Distribution Plan is to compensate MFD for its distribution services to the Fund. MFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel, office expense and equipment.

DISTRIBUTION AND SERVICE FEES PAID DURING THE FUND'S LAST FISCAL YEAR: During the fiscal year ended July 31, 1997, the Fund paid the following Distribution Plan expenses:

                                    AMOUNT OF      AMOUNT OF      AMOUNT OF
                                  DISTRIBUTION   DISTRIBUTION   DISTRIBUTION
                                   AND SERVICE    AND SERVICE    AND SERVICE
                                    FEES PAID    FEES RETAINED  FEES RECEIVED
CLASS OF SHARES                      BY FUND        BY MFD       BY DEALERS
---------------                      -------        ------       ----------

Class A Shares                     $2,039,924     $  740,074     $1,299,850
Class B Shares                     $4,111,938     $3,351,087     $  760,851

GENERAL: The Distribution Plan will remain in effect until August 1, 1998, and will continue in effect thereafter only if such continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Trustees who are not "interested persons" or financially interested parties of such Plan ("Distribution Plan Qualified Trustees"). The Distribution Plan also requires that the Fund and MFD each shall provide the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under such Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions"). All agreements relating to the Distribution Plan entered into between the Fund or MFD and other organizations must be approved by the Board of Trustees, including a majority of the Distribution Plan Qualified Trustees. Agreements under the Distribution Plan must be in writing, will be terminated automatically if assigned, and may be terminated at any time without payment of any penalty, by vote of a majority of the Distribution Plan Qualified Trustees or by vote of the holders of a majority of the respective class of the Fund's shares. The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the respective class of the Fund's shares (as defined in "Investment Restrictions") or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees. The selection and nomination of Distribution Plan Qualified Trustees shall be committed to the discretion of the non-interested Trustees then in office. No Trustee who is not an "interested person" has any financial interest in the Distribution Plan or in any related agreement.

9. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of one or more separate series and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. The Declaration of Trust further authorizes the Trustees to classify or reclassify the shares of the Fund into one or more classes. Pursuant thereto, the Trustees of the Trust have authorized the issuance of three classes of shares of the Fund and three of the Trust's other series, Class A shares, Class B shares and Class I shares as well as Class C shares for three of the Trust's other series. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets of the Fund allocable to such class available for distribution to shareholders. The Fund has reserved the right to create and issue series and additional classes of shares, in which case the shares of each class would participate equally in the earnings, dividends and assets allocable to that class of the particular series.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Fund. A meeting of shareholders will be called upon the request of shareholders of record holding in the aggregate not less than 10% of the outstanding voting securities of the Fund. No material amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the Trust's outstanding shares (as defined in "Investment Objectives, Policies and Restrictions -- Investment Restrictions"). Shares have no pre-emptive or conversion rights (except as described in "Purchases -- Conversion of Class B Shares" in the Prospectus). Shares when issued are fully paid and non-assessable. The Trust may enter into a merger or consolidation, or sell all or substantially all of its assets (or all or substantially all of the assets belonging to any series of the Trust), if approved by the vote of the holders of two-thirds of the Trust's outstanding shares voting as a single class, or of the affected series of the Trust, as the case may be, except that if the Trustees of the Trust recommend such merger, consolidation or sale, the approval by vote of the holders of a majority of the Trust's or the affected series' outstanding shares (as defined in "Investment Restrictions") will be sufficient. The Trust or any series of the Trust may also be terminated (i) upon liquidation and distribution of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares, or (ii) by the Trustees by written notice to the shareholders of the Trust or the affected series. If not so terminated the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that it shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust. Its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


10.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


Deloitte & Touche LLP are the Fund's independent auditors providing audit services, tax preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


The Portfolio of Investments at July 31, 1997, the Statement of Assets and Liabilities at July 31, 1997, the Statement of Operations for the year ended July 31, 1997, the Statement of Changes in Net Assets for each of the two years in the period ended July 31, 1997, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

                                                                    APPENDIX A


                           PERFORMANCE INFORMATION

The performance results and quotations below should not be considered as representative of the performance of the Fund in the future since the net asset value and public offering price of shares of the Fund will vary. See "Determination of Net Asset Value and Performance" in the SAI.

                                            PERFORMANCE RESULTS -- CLASS A SHARES


                                             VALUE OF                    VALUE OF                VALUE OF
                                          INITIAL $10,000              CAPITAL GAIN             REINVESTED             TOTAL
           YEAR ENDED                       INVESTMENT                 DISTRIBUTIONS             DIVIDENDS             VALUE
           ----------                       ----------                 -------------             ---------             -----
          December 31, 1987                   $8,068                        $0                    $ 1,210            $ 9,278
          December 31, 1988                    7,580                         0                      2,393              9,973
          December 31, 1989                    7,609                         0                      3,692             11,301
          December 31, 1990                    6,887                         0                      4,814             11,701
          December 31, 1991                    6,975                         0                      6,279             13,254
          December 31, 1992                    6,712                         0                      7,339             14,051
          December 31, 1993                    6,692                         0                      8,356             15,048
          December 31, 1994                    6,087                         0                      8,632             14,719
          December 31, 1995                    6,673                         0                     10,460             17,133
          December 31, 1996                    6,448                         0                     11,225             17,673

----------
Explanatory Notes: The results in the table assume that income dividends and capital gain distributions were invested in additional shares. The results also assume that the initial investment in Class A shares was reduced by the current maximum applicable sales charge. No adjustment has been made for income taxes, if any, payable by shareholders.


                                                    PERFORMANCE QUOTATIONS

All performance quotations are as of July 31, 1997.

                                                                                           ACTUAL
                                                  AVERAGE ANNUAL TOTAL RETURNS             30-DAY     30-DAY
                                                  ---------------------------               YIELD      YIELD
                                                                                         (INCLUDING  (WITHOUT        CURRENT
                                                                                             ANY       ANY        DISTRIBUTION
                                              1 YEAR         5 YEAR        10 YEARS       WAIVERS)    WAIVERS)         RATE
                                              ------         ------        --------       --------    --------         ----
Class A Shares with sales charge .........     4.62%          5.37%          6.83%           N/A      5.93%          6.12%
Class A Shares without sales charge ......     9.90%          6.40%          7.35%           N/A       N/A            N/A
Class B Shares with CDSC .................     5.09%          5.50%(1)       7.05%(1)        N/A       N/A            N/A
Class B Shares without CDSC ..............     9.09%          5.81%(1)       7.05%(1)        N/A      5.49%          5.70%
Class I Shares ...........................    10.13%(2)       6.45%(2)       7.37%(2)        N/A      6.49%          6.77%(3)

(1) Class B share performance includes the performance of the Fund's Class A shares for periods prior to the inception of
    Class B shares on September 7, 1993. Sales charges, expenses and expense ratios, and therefore performance, for Class A and Class B shares differ. Class B shares performance has been adjusted to reflect that Class B shares generally are subject to a CDSC (unless the performance quotation does not give effect to the CDSC) whereas Class A shares generally are subject to an initial sales charge. Class B share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.
(2) Class I share performance includes the performance of the Fund's Class A shares for the periods prior to the inception of
    Class I shares on January 2, 1997. Sales charges, expenses and expense ratios, and therefore performance for Class I and
    A shares differ. Class I share performance has been adjusted to reflect that Class I shares are not subject to an initial sales charge, whereas Class A shares generally are subject to an initial sales charge. Class I share performance has not, however, been adjusted to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class I shares.
(3) The current distribution rate for Class I shares is calculated by annualizing the last dividend.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company 225
Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 225-2606

Mailing Address:
P.O. Box 2281, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110





[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)


MFS(R) GOVERNMENT MORTGAGE FUND
500 Boylston Street
Boston, MA 02116

                                                     MGM-13-12/97/500    31/231

[Logo]                                                           Annual Report
INVESTMENT MANAGEMENT                                           for Year Ended
                                                                 July 31, 1997

MFS(R) GOVERNMENT MORTGAGE FUND





                               [Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
A Discussion with the Portfolio Manager .................................... 2
Portfolio Manager's Profile ................................................ 4
Fund Facts ................................................................. 5
Performance Summary ........................................................ 5
Tax Form Summary ........................................................... 7
Portfolio of Investments ................................................... 8
Financial Statements .......................................................10
Notes to Financial Statements ..............................................17
Independent Auditors' Report ...............................................23
The MFS Family of Funds(R) .................................................24
Trustees and Officers ......................................................25

------------------------------------------------------------------------------
HIGHLIGHTS

o FOR THE 12 MONTHS ENDED JULY 31, 1997, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 9.90%, CLASS B SHARES 9.09%, AND CLASS I SHARES 10.13%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o THE PAST YEAR HAS BEEN FAVORABLE FOR THE MORTGAGE MARKET, AS CONTINUED DEMAND FROM GOVERNMENT-SPONSORED MORTGAGE CORPORATIONS AND FROM OVERSEAS HELPED MORTGAGES OUTPERFORM U.S. TREASURIES.

o THE FUND'S CURRENT DURATION IS A RELATIVELY NEUTRAL 3.6 YEARS, REFLECTING BOTH OUR CONCERN THAT INTEREST RATES COULD GO UP DUE TO STRONG GROWTH AND LOW UNEMPLOYMENT AND AN ACKNOWLEDGMENT THAT RATES COULD FALL IN RESPONSE TO LOWER INFLATION AND FALLING BUDGET DEFICITS.

o THE FUND SLIGHTLY UNDERPERFORMED THE LEHMAN BROTHERS GOVERNMENT NATIONAL MORTGAGE ASSOCIATION INDEX DURING THE PERIOD, PRIMARILY BECAUSE IT WAS NOT AS SENSITIVE AS THE INDEX TO CHANGES IN INTEREST RATES DURING THE BOND MARKET RALLY LATE IN 1996.
------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. Because of this, plus changes in other indicators, such as a slight decline in average hourly wages and only small gains in consumer spending on some big-ticket items, the rapid pace of growth seen in the first quarter of 1997 slowed to an annual rate of approximately 2.2% in the second quarter, which we consider a more-sustainable, less-inflationary pace. While growth in the second quarter slowed dramatically, we expect it to pick up once again in the second half of the year, with real (inflation-adjusted) growth centering around 2 1/2%.

    In the fixed-income markets, we have been encouraged by the Federal Reserve Board's decision to not raise short-term interest rates at its July meeting. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens during the balance of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

    We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ A. Keith Brodkin

    A. Keith Brodkin
    Chairman and President

    August 12, 1997

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of James J. Calmas]
     JAMES J. CALMAS

For the 12 months ended July 31, 1997, Class A shares of the Fund provided a total return of 9.90%, Class B shares 9.09%, and Class I shares 10.13%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to a 10.93% return for the Lehman Brothers Government National Mortgage Association (GNMA) Index (the Lehman Index), an unmanaged index of GNMA issues with more than $50 million outstanding.

Q. COULD YOU TALK ABOUT SOME OF THE REASONS FOR THE FUND'S PERFORMANCE RELATIVE TO ITS BENCHMARK INDEX?

A. Although the Fund's performance was very similar to that of the Lehman Index during much of the past year, it did slightly underperform the index for the entire period. One reason for this was that from September 1996 to the beginning of December 1996 the bond market rallied and the Fund was not as sensitive to changes in interest rates as was the Lehman Index.

Q. IN GENERAL, HOW WOULD YOU DESCRIBE THE FIXED-INCOME ENVIRONMENT OVER THE PAST YEAR?

A. The bond market could best be described as skittish. Although the 30-year U.S. Treasury bond ended the year yielding 67 basis points (0.67%) less than it did at the beginning of the year, the downward move in yields was not smooth. The bond market went through three phases: a drop in yields between July 1996 and December 1996; a retracing of yields from December 1996 to April 1997, to over 7.15% on the 30-year Treasury; then another decline, this time to a new low, with the 30-year Treasury yielding 6.30% by the end of July. Although inflation was low and steady during this time, the market vacillated over concerns about higher inflation due to steady growth and low unemployment.

Q. MORE SPECIFICALLY, WHAT ABOUT THE MORTGAGE MARKET? HOW WOULD YOU DESCRIBE THAT ENVIRONMENT?

A. The past year has been great for the mortgage market. Continued demand from both the Federal National Mortgage Corporation and the Federal Home Loan Mortgage Corporation to add mortgages to their own portfolios, as well as overseas buying, has caused mortgages to outperform Treasuries -- even during a period of falling interest rates. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The yield differential between current-coupon GNMA securities and the 10-year Treasury started the year at approximately 110 basis points (1.10%) and ended the year at about 95 basis points (0.95%).

Q. WHAT ABOUT THE MORTGAGE PREPAYMENT PICTURE? IS THERE STILL SOME RISK THERE, AND HOW IS THE FUND DEALING WITH IT?

A. There haven't been any surprises in mortgage prepayments. That's because the 30-year Treasury bond has traded within a range of 87 basis points (0.87%). This is not enough of a change in rates to spark any major refinancing wave, particularly since almost 70% of mortgage securities outstanding have a coupon of 7.5% or below. The only area of the market that has experienced extremely fast prepayment has been adjustable-rate mortgages, which the Fund does not own.

Q. WHAT IMPACT HAVE THE FEDERAL RESERVE BOARD'S (THE FED'S) ACTIONS HAD ON THE MORTGAGE MARKET AND THE FUND THIS YEAR?

A. The Fed made one change in short-term interest rates during the past 12 months, on March 25, 1997, when it raised the targeted federal funds rate from 5.25% to 5.50%. While many economists predicted the Fed would need to be more aggressive, in hindsight the Fed appears to have walked a fine line between a desire to contain inflation and a desire not to stall economic growth. As a result, the Fed helped create a relatively stable economic environment that has helped fuel interest in fixed-income products, such as mortgages, which can provide additional yield over U.S. Treasuries.

Q. LOOKING AHEAD, HOW IS YOUR OUTLOOK FOR THE FIXED-INCOME MARKETS REFLECTED IN THE FUND'S CURRENT DURATION, OR INTEREST-RATE SENSITIVITY?

A. Currently, the Fund's duration is 3.6 years, which is similar to that of the Lehman Index. This neutral positioning reflects our concern that interest rates could go up due to strong growth, low unemployment, and a Fed policy that still appears somewhat biased toward raising rates, as well as an acknowledgment that rates could fall in response to lower inflation and falling budget deficits.

Q. HAVE YOU CHANGED THE FUND'S DURATION SIGNIFICANTLY THIS YEAR?

A. We have not moved the duration very much, since we felt that the countervailing forces discussed above would prevent any long-term trends in rates from developing, thus making any major duration moves not worth the risk.

Q. WE'VE TALKED ABOUT SOME THINGS THAT CONTRIBUTED TO PERFORMANCE; NOW, ARE THERE ANY PARTS OF THE MORTGAGE MARKET, AND PERHAPS POSITIONS FOR THE FUND, THAT DID NOT PERFORM AS WELL AS YOU HOPED?

A. In general, our holdings have performed as expected. However, the Fund does have significant holdings in mortgages issued in 1993 or before that trade at prices above those for newer securities, and we believe these older mortgages should command higher premiums than the market is currently paying.

/s/ James J. Calmas

    James J. Calmas
    Portfolio Manager

------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE

JAMES J. CALMAS JOINED THE MFS FIXED INCOME DEPARTMENT IN 1988. A GRADUATE OF DARTMOUTH COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE, HE WAS NAMED ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1991. IN 1993, HE WAS NAMED VICE PRESIDENT - INVESTMENTS AND PORTFOLIO MANAGER OF MFS(R) GOVERNMENT MORTGAGE FUND.
------------------------------------------------------------------------------

FUND FACTS

OBJECTIVE:             THE FUND'S PRIMARY INVESTMENT OBJECTIVE IS TO PROVIDE
                       A HIGH LEVEL OF CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS: CLASS A:  JANUARY 9, 1986
                       CLASS B:  SEPTEMBER 7, 1993
                       CLASS I:  JANUARY 2, 1997

SIZE:                  $939.7 MILLION NET ASSETS AS OF JULY 31, 1997
------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Government Mortgage Fund - Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in loads and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended July 31, 1997)

          CONSUMER PRICE      MFS GOVERNMENT
              INDEX           MORTGAGE FUND       LEHMAN BROTHERS
             -- U.S.           (CLASS A)             GNMA INDEX
         ---------------      --------------      ---------------
7/92        10,000.00            9,521.00            10,000.00
7/93        10,278.00           10,359.00            10,861.00
7/94        10,562.00           10,290.00            10,885.00
7/95        10,854.00           11,278.00            12,037.00
7/96        11,171.00           11,816.00            12,782.00
7/97        11,423.00           12,986.00            14,179.00


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended July 31, 1997)

          CONSUMER PRICE      MFS GOVERNMENT
              INDEX           MORTGAGE FUND       LEHMAN BROTHERS
             -- U.S.           (CLASS A)             GNMA INDEX
         ---------------      --------------      ---------------
7/87        10,000.00            9,522.00            10,000.00
7/89        10,932.00           11,304.00            12,529.00
7/91        11,969.00           12,596.00            15,332.00
7/93        12,689.00           15,442.00            18,812.00
7/95        13,401.00           16,812.00            20,848.00
7/97        14,104.00           19,358.00            24,559.00




AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 1997

                                                                     1 Year          3 Years          5 Years         10 Years
------------------------------------------------------------------------------------------------------------------------------
MFS Government Mortgage Fund (Class A)
  including 4.75% sales charge (SEC results)                        + 4.62%           +6.35%           +5.37%           +6.83%
------------------------------------------------------------------------------------------------------------------------------
MFS Government Mortgage Fund (Class A)
  at net asset value                                                + 9.90%           +8.06%           +6.40%           +7.35%
------------------------------------------------------------------------------------------------------------------------------
MFS Government Mortgage Fund (Class B)
  with CDSC (SEC results)                                           + 5.09%           +6.39%           +5.50%           +7.05%
------------------------------------------------------------------------------------------------------------------------------
MFS Government Mortgage Fund (Class B)
  at net asset value                                                + 9.09%           +7.27%           +5.81%           +7.05%
------------------------------------------------------------------------------------------------------------------------------
MFS Government Mortgage Fund (Class I)
  at net asset value                                                +10.13%           +8.14%           +6.45%           +7.37%
------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers GNMA Index+                                         +10.93%           +9.21%           +7.23%           +9.40%
------------------------------------------------------------------------------------------------------------------------------
Average GNMA fund+                                                  +10.15%           +8.14%           +6.36%           +8.31%
------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*++                                             + 2.26%           +2.65%           +2.70%           +3.50%
------------------------------------------------------------------------------------------------------------------------------
  +  Source: Lipper Analytical Services.
 ++  Source: CDA/Wiesenberger.
  *  The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share SEC results include the maximum 4.75% sales charge. Class B share SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class I shares, which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

Class B share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares. Because operating expenses attributable to Class A shares are lower than those of Class B shares, Class B share performance generally would have been lower than Class A share performance. The Class A share performance included within the Class B share SEC performance has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the initial sales charge generally applicable to Class A shares.

Class I share results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of the Fund's Class A shares for periods prior to the commencement of offering of Class I shares. Because operating expenses attributable to Class A shares are greater than those of Class I shares, Class I share performance generally would have been higher than Class A share performance. The Class A share performance included within the Class I share performance has been adjusted to reflect the fact that Class I shares have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Current subsidies and waivers may be discontinued at any time.

-------------------------------------------------------------------------------
TAX FORM SUMMARY

IN JANUARY 1998, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY
REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE
CALENDAR YEAR 1997.
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - July 31, 1997

Bonds - 99.8%
-------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)        Value
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation - 4.7%
  FHLMC, 8.5s, 2009 - 2017                           $         46  $     48,631
  FHLMC, 9s, 2001 - 2025                                   41,394    43,879,833
  FHLMC, 9.5s, 2013 - 2021                                    278       299,312
                                                                   ------------
                                                                   $ 44,227,776
-------------------------------------------------------------------------------
Federal Housing Authority - 2.8%
  FHA, Centennial, "A", 8.25s, 2028+                 $     23,602  $ 26,404,099
-------------------------------------------------------------------------------
Federal National Mortgage Association - 3.6%
  FNMA, 6.695s, 2005                                 $     10,000  $ 10,490,625
  FNMA, 7.95s, 2005                                         6,290     6,643,812
  FNMA, 8s, 2017 - 2023                                     1,242     1,280,324
  FNMA, 8.5s, 2004 - 2008                                     299       311,087
  FNMA, 9s, 2002 - 2008                                    14,866    15,599,494
                                                                   ------------
                                                                   $ 34,325,342
-------------------------------------------------------------------------------
Financing Corporation - 3.6%
  FICO, 10.35s, 2018                                 $     23,965  $ 34,022,871
-------------------------------------------------------------------------------
U.S. Federal Agencies - 0.4%
  Federal Agricultural Mortgage Corp., 8.07s, 2006   $      3,000  $  3,353,910
-------------------------------------------------------------------------------
U.S. Government Guaranteed - 84.7%
  Government National Mortgage Association - 75.7%
    GNMA, 6.5s, 2023 - 2025                          $     33,062  $ 32,538,065
    GNMA, 7s, 2022 - 2025                                 189,477   190,299,801
    GNMA, 7.5s, 2008 - 2026                               168,852   172,416,634
    GNMA, 8s, 2002 - 2026                                 171,514   177,284,792
    GNMA, 8.5s, 2022 - 2023                                 9,991    10,434,076
    GNMA, 9s, 2008 - 2022                                  70,054    75,716,314
    GNMA, 9.5s, 2009 - 2019                                11,608    12,466,271
    GNMA, 10s, 2009 - 2019                                 18,681    20,701,102
    GNMA, 11s, 2021                                        16,645    18,960,220
    GNMA, 12.5s, 2011                                         409       480,887
                                                                   ------------
                                                                   $711,298,162
-------------------------------------------------------------------------------
  Small Business Administration - 4.4%
    SBA, 8.75s, 2006                                 $        102  $    108,540
    SBA, 10s, 2009                                          3,034     3,391,661
    SBA, 10.1s, 2009                                        3,600     4,028,714
    SBA, 9.3s, 2010                                         3,292     3,637,739
    SBA, 9.45s, 2010                                        8,000     8,855,366
    SBA, 9.7s, 2010                                         2,629     2,924,477
    SBA, 8.8s, 2011                                         2,886     3,153,214
    SBA, 8.85s, 2011                                       11,172    12,227,030
    SBA, 8.05s, 2012                                        2,451     2,620,863
                                                                   ------------
                                                                   $ 40,947,604
-------------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.6%
    U.S. Treasury Bonds, 13.125s, 2001               $     22,550  $ 28,057,161
    U.S. Treasury Bonds, 10.375s, 2012                     11,800    15,504,138
                                                                   ------------
                                                                   $ 43,561,299
-------------------------------------------------------------------------------
Total U.S. Government Guaranteed                                   $795,807,065
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $923,500,554)                        $938,141,063
-------------------------------------------------------------------------------


Repurchase Agreement - 2.6%
-------------------------------------------------------------------------------
  Investments in repurchase agreements with Goldman
    Sachs, in a joint trading account ($134,589,000),
    dated 7/31/97, due 8/01/97, total to be
    received $134,610,459 collateralized by
    various U.S. Treasury and Federal Agency
    Obligations (with $120,767,000 par and valued
    at $134,589,595), at cost                        $     24,268  $ 24,268,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $947,768,554)                  $962,409,063
Other Assets, Less Liabilities - (2.4)%                             (22,717,003)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $939,692,060
-------------------------------------------------------------------------------
+Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
---------------------------------------------------------------------------
July 31, 1997
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $947,768,554)     $  962,409,063
  Cash                                                             176,253
  Receivable for Fund shares sold                                   27,184
  Interest receivable                                            8,524,361
  Other assets                                                       9,102
                                                            --------------
      Total assets                                          $  971,145,963
                                                            --------------
Liabilities:
  Payable for investments purchased                         $   29,756,250
  Payable for Fund shares reacquired                               966,251
  Payable for daily variation margin on open and closed
    futures contracts                                               69,407
  Payable to affiliates -
    Management fee                                                  11,590
    Shareholder servicing agent fee                                  3,350
    Distribution and service fee                                   225,057
    Administrative fee                                                 386
  Distribution payable                                                 455
  Accrued expenses and other liabilities                           421,157
                                                            --------------
      Total liabilities                                     $   31,453,903
                                                            --------------
Net assets                                                  $  939,692,060
                                                            ==============

Net assets consist of:
  Paid-in capital                                           $1,050,772,395
  Unrealized appreciation on investments                        14,021,564
  Accumulated net realized loss on investments                (124,937,835)
  Distributions in excess of net investment income                (164,064)
                                                            --------------
      Total                                                 $  939,692,060
                                                            ==============
Shares of beneficial interest outstanding                    139,917,960
                                                             ===========

Class A shares:
  Net asset value per share
    (net assets of $653,144,250 / 97,254,938 shares of
    beneficial interest outstanding)                            $6.72
                                                                =====
  Offering price per share (100 / 95.25 of net asset
    value per share)                                            $7.06
                                                                =====

Class B shares:
  Net asset value and offering price per share
    (net assets of $286,434,350 / 42,646,140 shares of
    beneficial interest outstanding)                            $6.72
                                                                =====

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $113,460 / 16,882 shares of beneficial
    interest outstanding)                                       $6.72
                                                                =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
-----------------------------------------------------------------------
Year Ended July 31, 1997
-----------------------------------------------------------------------

Net investment income:
  Interest income                                           $78,784,471
                                                            -----------
  Expenses -
    Management fee                                          $ 4,551,885
    Trustees' compensation                                       78,137
    Shareholder servicing agent fee (Class A)                   331,398
    Shareholder servicing agent fee (Class B)                   486,155
    Shareholder servicing agent fee                             733,527
    Distribution and service fee (Class A)                    2,039,924
    Distribution and service fee (Class B)                    4,111,938
    Administrative fee                                           60,480
    Custodian fee                                               398,208
    Postage                                                     204,908
    Printing                                                    102,086
    Auditing fee                                                 43,154
    Legal fee                                                     8,879
    Miscellaneous                                               682,359
                                                            -----------
      Total expenses                                        $13,833,038
    Fees paid indirectly                                       (357,961)
                                                            -----------
      Net expenses                                          $13,475,077
                                                            -----------
        Net investment income                               $65,309,394
                                                            -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                 $(1,578,852)
    Futures contracts                                        (5,183,443)
                                                            -----------
      Net realized loss on investments                      $(6,762,295)
                                                            -----------
  Change in unrealized appreciation -
    Investments                                             $32,107,282
    Futures contracts                                           689,688
                                                            -----------
      Net unrealized gain on investments                    $32,796,970
                                                            -----------
        Net realized and unrealized gain on investments     $26,034,675
                                                            -----------
          Increase in net assets from operations            $91,344,069
                                                            ===========

See notes to financial statements

Statement of Changes in Net Assets

------------------------------------------------------------------------------------------------------
Year Ended July 31,                                                    1997                      1996
------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   65,309,394            $   78,380,863
  Net realized loss on investments                               (6,762,295)               (2,426,844)
  Net unrealized gain (loss) on investments                      32,796,970               (20,890,441)
                                                             --------------            --------------
    Increase in net assets from operations                   $   91,344,069            $   55,063,578
                                                             --------------            --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (38,530,720)           $  (35,352,327)
  From net investment income (Class B)                          (23,909,098)              (37,804,675)
  From net investment income (Class I)                               (5,224)               --
  Tax return of capital                                          (1,201,681)               (2,132,709)
                                                             --------------            --------------
    Total distributions declared to shareholders             $  (63,646,723)           $  (75,289,711)
                                                             --------------            --------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                           $  335,526,636            $  225,940,176
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                30,190,696                34,824,383
  Cost of shares reacquired                                    (547,691,540)             (492,622,301)
                                                             --------------            --------------
    Decrease in net assets from Fund share transactions      $ (181,974,208)           $ (231,857,742)
                                                             --------------            --------------
      Total decrease in net assets                           $ (154,276,862)           $ (252,083,875)
Net assets:
  At beginning of period                                      1,093,968,922             1,346,052,797
                                                             --------------            --------------
  At end of period (including distributions in excess of
  net investment income of $164,064 and $142,549,
  respectively)                                              $  939,692,060            $1,093,968,922
                                                             ==============            ==============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                     Eight Months
                                                                                            Ended            Year Ended
                                                   Year Ended July 31,                   July 31,           November 30,
                                         ---------------------------------------     ------------      -----------------------
                                              1997           1996           1995             1994           1993          1992
------------------------------------------------------------------------------------------------------------------------------
                                         Class A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period       $ 6.53         $ 6.65         $ 6.49           $ 6.85         $ 6.82        $ 6.95
                                            ------         ------         ------           ------         ------        ------

Income from investment operations# -
  Net investment income(S)                  $ 0.44         $ 0.45         $ 0.45           $ 0.29         $ 0.34        $ 0.46
  Net realized and unrealized gain
   (loss) on investments                      0.18          (0.14)          0.14            (0.36)          0.20          0.09
                                            ------         ------         ------           ------         ------        ------
      Total from investment operations      $ 0.62         $ 0.31         $ 0.59           $(0.07)        $ 0.54        $ 0.55
                                            ------         ------         ------           ------         ------        ------

Less distributions declared to shareholders -
  From net investment income                $(0.42)        $(0.42)        $(0.42)          $(0.20)        $(0.47)       $(0.42)
  In excess of net realized gain on
   investments                                --             --             --               --            (0.04)          --
  From paid-in capital                        --             --             --              (0.09)          --           (0.26)
  Tax return of capital                      (0.01)         (0.01)         (0.01)            --             --             --
                                            ------         ------         ------           ------         ------        ------

      Total distributions declared to
       shareholders                         $(0.43)        $(0.43)        $(0.43)          $(0.29)        $(0.51)       $(0.68)
                                            ------         ------         ------           ------         ------        ------
Net asset value - end of period             $ 6.72         $ 6.53         $ 6.65           $ 6.49         $ 6.85        $ 6.82
                                            ======         ======         ======           ======         ======        ======
Total return(+)                              9.90%          4.76%          9.60%          (1.51)%++        8.11%         8.25%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                 1.09%          1.16%          1.25%            1.27%+         1.38%         1.42%
  Net investment income                      6.75%          6.75%          6.99%            6.46%+         6.30%         6.57%
Portfolio turnover                             33%            25%            87%              37%           167%          484%
Net assets at end of period (000,000
 omitted)                                     $653           $541           $534             $424           $522          $715

  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                     --             --             --             $ 0.29         $ 0.34           --
    Ratios (to average net assets):
      Expenses                                --             --             --              1.28%+         1.46%           --
     Net investment income                    --             --             --              6.45%+         6.22%           --

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
Year Ended November 30,                                   1991             1990            1989           1988           1987
-----------------------------------------------------------------------------------------------------------------------------
                                                    Class A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                   $ 7.01           $ 7.86          $ 7.82         $ 8.34         $ 9.82
                                                        ------           ------          ------         ------         ------

Income from investment operations -
  Net investment income                                 $ 0.48           $ 0.53          $ 0.59         $ 0.64         $ 0.75
  Net realized and unrealized gain (loss) on
   investments                                            0.25            (0.40)           0.48          (0.06)         (1.08)
                                                        ------           ------          ------         ------         ------
      Total from investment operations                  $ 0.73           $ 0.13          $ 1.07         $ 0.58         $(0.33)
                                                        ------           ------          ------         ------         ------

Less distributions declared to shareholders -
  From net investment income                            $(0.44)          $(0.49)         $(0.58)        $(0.64)        $(0.82)
  In excess of net realized gain on investments           --               --              --             --            (0.01)
  From paid in capital                                   (0.35)           (0.49)          (0.45)         (0.46)         (0.32)
                                                        ------           ------          ------         ------         ------
      Total distributions declared to
       shareholders                                     $(0.79)          $(0.98)         $(1.03)        $(1.10)        $(1.15)
                                                        ------           ------          ------         ------         ------
Net asset value - end of period                         $ 6.95           $ 7.01          $ 7.86         $ 7.82         $ 8.34
                                                        ======           ======          ======         ======         ======
Total return(+)                                         11.00%            2.05%          14.72%          7.39%        (3.37)%
Ratios (to average net assets)/Supplemental data:
  Expenses                                               1.44%            1.40%           1.37%          1.38%          1.34%
  Net investment income                                  6.91%            7.29%           7.57%          7.88%          8.34%
Portfolio turnover                                        731%             507%            489%           285%           212%
Net assets at end of period (000,000 omitted)             $886           $1,068          $1,380         $1,295         $1,129

(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               Eight Months
                                                                                                      Ended      Period Ended
                                                            Year Ended July 31,                    July 31,      November 30,
                                                  --------------------------------------- ----------------- -----------------
                                                       1997           1996           1995              1994            1993**
-----------------------------------------------------------------------------------------------------------------------------
                                                  Class B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                $ 6.53         $ 6.65         $ 6.49            $ 6.84            $ 6.97
                                                     ------         ------         ------            ------            ------

Income from investment operations# -
  Net investment income(S)                           $ 0.40         $ 0.40         $ 0.41            $ 0.26            $ 0.38
  Net realized and unrealized gain (loss) on
   investments                                         0.17          (0.13)          0.14             (0.35)            (0.44)
                                                     ------         ------         ------            ------            ------
      Total from investment operations               $ 0.57         $ 0.27         $ 0.55            $(0.09)           $(0.06)
                                                     ------         ------         ------            ------            ------

Less distributions declared to shareholders -
  From net investment income                         $(0.37)        $(0.38)        $(0.38)           $(0.18)           $(0.07)
  From paid-in capital                                 --             --             --               (0.08)             --
  Tax return of capital                               (0.01)         (0.01)         (0.01)             --                --
                                                     ------         ------         ------            ------            ------

      Total distributions declared to
       shareholders                                  $(0.38)        $(0.39)        $(0.39)           $(0.26)           $(0.07)
                                                     ------         ------         ------            ------            ------
Net asset value - end of period                      $ 6.72         $ 6.53         $ 6.65            $ 6.49            $ 6.84
                                                     ======         ======         ======            ======            ======
Total return                                          9.09%          3.98%          8.81%           (1.97)%++         (3.91)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.78%          1.87%          1.96%             1.94%+            1.87%+
  Net investment income                               6.02%          6.01%          6.28%             5.80%+            5.92%+
Portfolio turnover                                      33%            25%            87%               37%              167%
Net assets at end of period (000,000 omitted)          $286           $553           $812            $1,229            $1,628

 ** For the period from the commencement of the Fund's offering of Class B shares, September 7, 1993, through November 30, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to November 30, 1993, are based on average shares outstanding.
 ## For the fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                              --             --             --              $ 0.26            $ 0.38
    Ratios (to average net assets):
      Expenses                                         --             --             --               1.94%+            1.94%+
      Net investment income                            --             --             --               5.80%+            5.85%+


See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------
                                                                       Year Ended
                                                                       July 31, 1997***
-------------------------------------------------------------------------------------------
                                                                       Class I
-------------------------------------------------------------------------------------------

Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                               $ 6.59
                                                                                    ------

Income from investment operations# -
  Net investment income                                                             $ 0.31
  Net realized and unrealized gain on investments                                     0.09
                                                                                    ------
      Total from investment operations                                              $ 0.40
                                                                                    ------
Less distributions paid to shareholders -
  From net investment income                                                        $(0.26)
  From tax return of capital                                                          (.01)
                                                                                    ------
      Total distributions paid to shareholders                                       (0.27)
                                                                                    ------
Net asset value - end of period                                                     $ 6.72
                                                                                    ======
Total return                                                                         6.19%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                         0.73%+
  Net investment income                                                              7.06%+
Portfolio turnover                                                                     33%
Net assets at end of period (000 omitted)                                             $113

*** For the period from the commencement of the Fund's offering of Class I shares, January 2,
    1997, through July 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Government Mortgage Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premiums and original issue discounts are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percent of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended July 31, 1997, $1,684,186 and $1,201,681 were reclassified from distributions in excess of net investment income and paid in capital, respectively, and $2,885,867 was reclassified from accumulated net realized loss on investments, due to differences between book and tax accounting for mortgage-backed securities.

At July 31, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of ($124,022,705) which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on July 31, 1998, ($81,836,532), July 31, 2002, ($5,628,534), July
31, 2003, ($4,604,728), July 31, 2004, ($30,095,607), and July 31, 2005,
($1,857,304).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class I shares. The three classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.45% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive renumeration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $30,627 for the year ended July 31, 1997.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee up to 0.015% per annum of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $22,649 for the year ended July, 31 1997, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $200,615 for the year ended July 31, 1997. Fees incurred under the distribution plan during the year ended July 31, 1997, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $267,073 for Class B shares, for the year ended July 31, 1997. Fees incurred under the distribution plan during the year ended July 31, 1997, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended July 31, 1997, were $127 and $301,436 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an effective annual rate of 0.13%. Prior to January 1, 1997, the fee was calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     Purchases        Sales
---------------------------------------------------------------------------
U.S. government securities                        $327,226,917 $485,019,548
                                                  ============ ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $947,771,892
                                                               ============
Gross unrealized appreciation                                  $ 23,910,874
Gross unrealized depreciation                                    (9,273,703)
                                                               ------------
    Net unrealized appreciation                                $ 14,637,171
                                                               ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                           Year Ended July 31, 1997              Year Ended July 31, 1996
                                 ----------------------------------    ----------------------------------
                                         Shares              Amount            Shares              Amount
---------------------------------------------------------------------------------------------------------
Shares sold                          33,238,157       $ 218,654,931        17,258,809       $ 115,389,414
Shares issued to shareholders
  in reinvestment of distributions    2,705,877          17,720,451         2,410,533          16,042,351
Shares transferred to Class I           (24,043)           (157,482)
Shares reacquired                   (21,505,030)       (141,474,917)      (17,105,744)       (113,835,287)
                                     ----------       -------------         ---------       -------------
    Net increase                     14,414,961       $  94,742,983         2,563,598       $  17,596,478
                                     ==========       =============       ===========       =============

Class B Shares
                                           Year Ended July 31, 1997              Year Ended July 31, 1996
                                 ----------------------------------    ----------------------------------
                                         Shares              Amount            Shares              Amount
---------------------------------------------------------------------------------------------------------
Shares sold                          17,769,251       $ 116,849,711        16,626,636       $ 110,550,762
Shares issued to shareholders
 in reinvestment of distributions     1,901,265          12,464,920         2,820,005          18,782,032
Shares reacquired                   (61,776,157)       (406,143,501)      (56,843,019)       (378,787,014)
                                     ----------       -------------         ---------       -------------
    Net decrease                    (42,105,641)      $(276,828,870)      (37,396,378)      $(249,454,220)
                                     ==========       =============       ===========       =============

Class I Shares
                                          Year Ended July 31, 1997*
                                    -------------------------------
                                         Shares              Amount
-------------------------------------------------------------------
Shares sold                               3,187            $ 21,994
Shares issued to shareholders
 in reinvestment of distributions           812               5,325
Shares transferred from Class A          24,043             157,482
Shares reacquired                       (11,160)            (73,122)
                                         ------            --------
    Net increase                         16,882            $111,679
                                         ======            ========

* For the period from the commencement of the Fund's offering of Class I shares, January 2, 1997, through July 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended July 31, 1997, was $10,667.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts
                                                                                               UNREALIZED
                                                EXPIRATION      CONTRACTS      POSITION      DEPRECIATION
---------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                         September 1997            100         Short          $618,945
                                                                                                 ========

At July 31, 1997, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

(8) Restricted Securities
The Fund may invest not more than 10% of its total assets in securities which are subject to legal or contractual restrictions on resale. At July 31, 1997, the Fund owned the following restricted securities (constituting 2.8% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                           Date of      Principal Amount
Description                            Acquisition         (000 Omitted)             Cost            Value
------------------------------------------------------------------------------------------------------------
FHA, Centennial, "A", 8.25s, 2028          3/23/93               $23,602      $24,309,690      $26,404,099
                                                                                               ===========

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Series Trust X and Shareholders of MFS Government Mortgage Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Government Mortgage Fund (one of the series constituting MFS Series Trust X) as of July 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended July 31, 1997 and 1996 and the financial highlights for each of the years in the three-year period ended July 31, 1997, the eight months ended July 31, 1994, and for each of the years in the seven-year period ended November 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at July 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Government Mortgage Fund at July 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
September 5, 1997

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) GOVERNMENT MORTGAGE FUND

Trustees                                               Custodian
A. Keith Brodkin* - Chairman and President             State Street Bank and Trust Company

Richard B. Bailey* - Private Investor; Former          Auditors
Chairman and Director (until 1991),                    Deloitte & Touche LLP
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,                 Investor Information
Cambridge Trust Company                                For MFS stock and bond   market outlooks, call
                                                       toll free: 1-800-637-4458 anytime from a
Peter G. Harwood -Private Investor                     touch-tone telephone.

J. Atwood Ives - Chairman and Chief Executive          For information on MFS mutual funds, call your
Officer, Eastern Enterprises                           financial adviser or, for an information kit,
                                                       call toll free: 1-800-637-2929 any business day
Lawrence T. Perera - Partner, Hemenway & Barnes        from 9 a.m. to 5 p.m. Eastern time (or leave a
                                                       message anytime).
William J. Poorvu - Adjunct Professor, Harvard
University Graduate School of Business                 Investor Service
Administration                                         MFS Service Center, Inc.
                                                       P.O. Box 2281
Charles W. Schmidt - Private Investor                  Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive Vice               For general information, call toll free:
President, Director and Secretary,                     1-800-225-2606 any business day from
Massachusetts Financial Services Company               8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - President and Director,           For service to speech- or hearing-impaired,
Massachusetts Financial Services Company               call toll free: 1-800-637-6576 any business day
                                                       from 9 a.m. to 5 p.m. Eastern time. (To use
Elaine R. Smith - Independent Consultant               this service, your phone must be equipped with
                                                       a Telecommunications Device for the Deaf.)
David B. Stone - Chairman, North American
Management Corp. (investment advisers)                 For share prices, account balances, and
                                                       exchanges, call toll free: 1-800-MFS-TALK
Investment Adviser                                     (1-800-637-8255) anytime from a touch-tone
Massachusetts Financial Services Company               telephone.
500 Boylston Street
Boston, MA 02116-3741                                  World Wide Web
                                                       www.mfs.com
Distributor
MFS Fund Distributors, Inc.
500 Boylston Street                                    -------------------------------------------------
Boston, MA 02116-3741                                  [DALBAR Logo] For the fourth year in a row, MFS
                                                                     earned a #1 ranking in the DALBAR,
Portfolio Manager                                                    Inc. Broker/Dealer Survey, Main
James J. Calmas*                                       Office Operations Service Quality Category. The
                                                       firm achieved a 3.42 overall score on a scale
Treasurer                                              of 1 to 4 in the 1997 survey. A total of 111
W. Thomas London*                                      firms responded, offering input on the quality
                                                       of service they received from 29 mutual fund
Assistant Treasurers                                   companies nationwide. The survey contained
Mark E. Bradley*                                       questions about service quality in 11
Ellen Moynihan*                                        categories, including "knowledge of operations
James O. Yost*                                         contact, " "keeping you informed," and "ease of
                                                       doing business" with the firm.
Secretary                                              -------------------------------------------------
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

                                                                    ------------
MFS(R) GOVERNMENT         [DALBAR Logo]                               BULK RATE
MORTGAGE FUND                                                       U.S. POSTAGE
                                                                      P A I D
500 Boylston Street                                                     MFS
Boston, MA 02116-3741                                               ------------



[MFS Logo]
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)


(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                      MGM-2 9/97 88M 31/231/831

                                     PART C

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS

          (A) FINANCIAL STATEMENTS INCLUDED IN PART A:


              MFS GOVERNMENT MORTGAGE FUND

                For the seven years ended November 30, 1993, for the period from November 30, 1993 to July 31, 1994 and for the three years ended July 31, 1997: Financial Highlights

              FINANCIAL STATEMENTS INCLUDED IN PART B:

                At July 31, 1997:
                  Portfolio of Investments*
                  Statement of Assets and Liabilities*

                For the year ended July 31, 1997:
                  Statement of Operations*

                For the two years ended July 31, 1997:
                  Statement of Changes in Net Assets*

---------------
* Incorporated herein by reference to the Fund's Annual Report to Shareholders dated July 31, 1997, filed with the SEC via EDGAR on October 8, 1997.

          (B) EXHIBITS

                 1 (a) Amended and Restated Declaration of Trust, dated January
                       19, 1995.  (3)

                   (b) Amendment to the Declaration of Trust dated June 2, 1995 to change the name of the Trust and for the establishment and designation of series and classes. (4)

                   (c) Amendment to the Declaration of Trust - Designation of
                       Class C shares, dated May 15, 1996. (8)

                   (d) Amendment to the Declaration of Trust - Designation of
                       Class P shares, dated June 20, 1996. (10)


                   (e) Amendment to Declaration of Trust, dated December 19,
                       1996 to redesignate Class P shares as Class I shares.
                       (15)

                   (f) Amendment to Declaration of Trust - Redesignation of
                       Series dated September 19, 1997; filed herewith.


                 2     Amended and Restated By-Laws, dated December
                       21, 1994. (3)

                 3     Not Applicable.

                 4     Form of Share Certificate for Classes of Shares.  (9)

                 5 (a) Investment Advisory Agreement for MFS Government Mortgage
                       Fund, dated December 19, 1985.  (7)

                   (b) Amendment to Investment Advisory Agreement for MFS
                       Government Mortgage Fund, dated January 1, 1996. (7)

                   (c) Investment Advisory Agreement for MFS Series Trust X (the
                       "Trust") on behalf of MFS/Foreign & Colonial
                       International Growth Fund, dated September 1, 1995. (7)

                   (d) Investment Advisory Agreement for the Trust on behalf of
                       MFS/Foreign & Colonial International Growth and Income Fund, dated September 1, 1995. (7)

                   (e) Investment Advisory Agreement for the Trust on behalf of
                       MFS/Foreign & Colonial Emerging Markets Equity Fund, dated September 1, 1995. (7)

                   (f) Sub-Advisory Agreement between Massachusetts Financial
                       Services Company (the "Adviser" or "MFS") and Foreign & Colonial Management Ltd. (the "Sub-Adviser") with respect to MFS/Foreign & Colonial International Growth Fund, dated September 1, 1995. (7)

                   (g) Sub-Advisory Agreement between the Adviser and the
                       Sub-Adviser with respect to MFS/Foreign & Colonial Emerging Markets Equity Fund, dated September 1, 1995.
                       (7)

                   (h) Sub-Advisory Agreement between the Sub-Adviser and
                       Foreign & Colonial Emerging Markets Limited ("FCEM") with respect to the MFS/Foreign & Colonial International Growth Fund, dated September 1, 1995. (7)

                   (i) Sub-Advisory Agreement between the Sub-Adviser and FCEM with respect to the MFS/Foreign & Colonial Emerging Markets Equity Fund, dated September 1, 1995. (7)


                 6 (a) Distribution Agreement between MFS Series Trust X and MFS
                       Fund Distributors, Inc., dated September 1, 1995.  (7)


                   (b) Dealer Agreement between MFS Funds Distributors, Inc. and a dealer, dated December 28, 1994 and the Mutual Funds Agreement between MFD and a bank or NASD affiliate, as amended on April 11, 1997. (14)


                 7 Retirement Plan for Non-Interested Person Trustees, dated January 1, 1991. (7)

                 8 (a) Custodian Agreement, dated February 19, 1988.  (7)

                   (b) Amendment No. 1 to Custodian Agreement, dated February
                       29, 1988. (7)

                   (c) Amendment No. 2 to Custodian Agreement, dated October 1,
                       1989. (7)

                   (d) Amendment No. 3 to Custodian Agreement, dated September
                       17, 1991. (7)

                 9 (a) Shareholder Servicing Agent Agreement, dated September 1,
                       1995.  (7)


                   (b) Amendment to Shareholder Servicing Agent Agreement to
                       amend Fee Schedule dated January 1, 1997. (15)

                   (c) Exchange Privilege Agreement, dated July 30, 1997. (16)


                   (d) Loan Agreement by and among the Banks named therein, the
                       MFS Funds named therein, and the First National Bank of Boston dated as of February 21, 1995. (2)


                   (e) Third Amendment dated February 14, 1997 to Loan Agreement dated February 21, 1995 by and among the Banks named therein and The First National Bank of Boston. (11)


                   (f) Dividend Disbursing Agency Agreement, dated February 1,
                       1986. (5)


                   (g) Master Administrative Services Agreement, dated March 1,
                       1997. (12)

                10 Opinion and Consent of Counsel dated November 24, 1997; filed herewith.

                11 (a) Consent of Ernst & Young, LLP on behalf of MFS/Foreign and Colonial International Emerging Markets Equity
                       Fund, MFS International Growth Fund and MFS International Growth and Income Fund. (15)

                   (b) Consent of Deloitte & Touche, LLP on behalf of MFS
                       Government Mortgage Fund; filed herewith.


                12     Not Applicable.

                13 Investment Representation Letter for MFS Government Mortgage Fund. (7)

                14 (a) Forms for Individual Retirement Account Disclosure
                       Statement as currently in effect.  (6)

                   (b) Forms for MFS 403(b) Custodial Account Agreement as
                       currently in effect. (6)

                   (c) Forms for MFS Prototype Paired Defined Contribution Plans
                       and Funds Agreement as currently in effect. (6)


                15 (a) Master Distribution Plan pursuant to Rule 12b-1 under the
                       Investment Company Act of 1940, effective January
                       1, 1997. (13)

                   (b) Exhibits as revised October 15, 1997 to Master
                       Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 to replace those exhibits to the Master Distribution Plan contained in Exhibit 15(a) above. (16)


                16 Schedule for Computation of Performance Quotations - Average Annual Total Rate of Return, Aggregate Total Rate of Return, Standardized Yield and Distribution Rate. (1)


                17 Financial Data Schedules for each class of MFS Government Mortgage Fund; filed herewith.


                18 Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. (9)

                Power of Attorney, dated September 21, 1994.  (3)

--------------
 (1) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.

 (2) Incorporated by reference to Amendment No. 8 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841) filed with the SEC via EDGAR on February 28, 1995.

 (3) Incorporated by reference to Post-Effective Amendment No. 11 filed with the SEC via EDGAR on March 30, 1995.

 (4) Incorporated by reference to Post-Effective Amendment No. 12 filed with the SEC via EDGAR on June 16, 1995.

 (5) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.

 (6) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 32 filed with the SEC via EDGAR on August 28, 1995.

 (7) Incorporated by reference to Post-Effective Amendment No. 13 filed with the SEC via EDGAR on November 28, 1995.

 (8) Incorporated by reference to Registrant's Post-Effective Amendment No. 15 filed with the SEC via EDGAR on May 28, 1996.

 (9) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 25 filed with the SEC via EDGAR on August 27, 1996.

(10) Incorporated by reference to Registrant's Post-Effective Amendment No. 16 filed with the SEC via EDGAR on August 29, 1996.

(11) Incorporated by reference to MFS Series Trust I (File Nos. 33-7638 and 811-4777) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on June 26, 1997.

(12) Incorporated by reference to MFS/Sun Life Series Trust (File Nos. 2-83616 and 811-3732) Post-Effective Amendment No. 19 filed with the SEC via EDGAR on March 18, 1997.

(13) Incorporated by reference to MFS Series Trust IV (File Nos. 33-7638 and 811-2594) Post-Effective Amendment No. 30 filed with the SEC via EDGAR on December 29, 1996.

(14) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 24 filed with the SEC via EDGAR on May 29, 1997.

(15) Incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the SEC via EDGAR on July 29, 1997.

(16) Incorporated by reference to Massachusetts Investors Growth Stock Fund (File Nos. 2-14677 and 811-859) Post-Effective Amendment No. 64 filed with the SEC on October 29, 1997.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Not Applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

          MFS GOVERNMENT MORTGAGE FUND

                (1)                                           (2)
          TITLE OF CLASS                            NUMBER OF RECORD HOLDERS
          CLASS A SHARES


          Shares of Beneficial Interest                        41,515
                (without par value)                   (as of October 31, 1997)


          CLASS B SHARES


          Shares of Beneficial Interest                        17,527
                (without par value)                   (as of October 31, 1997)


          CLASS I SHARES


          Shares of Beneficial Interest                             3
                (without par value)                   (as of October 31, 1997)

MFS INTERNATIONAL GROWTH FUND

                (1)                                           (2)
          TITLE OF CLASS                            NUMBER OF RECORD HOLDERS

          CLASS A SHARES


          Shares of Beneficial Interest                         6,503
                (without par value)                   (as of October 31, 1997)


          CLASS B SHARES


          Shares of Beneficial Interest                         8,012
                (without par value)                   (as of October 31, 1997)


          CLASS C SHARES


          Shares of Beneficial Interest                           381
                (without par value)                   (as of October 31, 1997)


          CLASS I SHARES


          Shares of Beneficial Interest
                (without par value)                   (as of October 31, 1997)


MFS INTERNATIONAL GROWTH AND INCOME FUND

                (1)                                           (2)
          TITLE OF CLASS                            NUMBER OF RECORD HOLDERS

          CLASS A SHARES


          Shares of Beneficial Interest                         1,246
                (without par value)                   (as of October 31, 1997)


          CLASS B SHARES


          Shares of Beneficial Interest                         2,000
                (without par value)                   (as of October 31, 1997)


          CLASS C SHARES


          Shares of Beneficial Interest                            56
                (without par value)                   (as of October 31, 1997)


          CLASS I SHARES


          Shares of Beneficial Interest                             3
                (without par value)                   (as of October 31, 1997)

MFS/FOREIGN & COLONIAL EMERGING MARKETS EQUITY FUND

                           (1)                                  (2)
          TITLE OF CLASS                            NUMBER OF RECORD HOLDERS

          CLASS A SHARES


          Shares of Beneficial Interest                         5,306
                (without par value)                   (as of October 31, 1997)


          CLASS B SHARES


          Shares of Beneficial Interest                         7,033
                (without par value)                   (as of October 31, 1997)


          CLASS C SHARES


          Shares of Beneficial Interest                           584
                (without par value)                   (as of October 31, 1997)


          CLASS I SHARES


          Shares of Beneficial Interest                             3
                (without par value)                   (as of October 31, 1997)


ITEM 27.  INDEMNIFICATION

                  Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated by reference to the Registrant's Post-Effective Amendment No. 11, filed with the SEC via EDGAR on March 30, 1995; and (b) Section 9 of the Shareholder Servicing Agent Agreement, filed with the Registrant's Post-Effective Amendment No. 13 with the SEC via EDGAR on November 28, 1995.

                  The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


                  MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has thirteen series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund, MFS Special Opportunities Fund, MFS Convertible Securities Fund, MFS Blue Chip Fund, MFS New Discovery Fund, MFS Science and Technology Fund and MFS Research International Fund), MFS Series Trust II (which has three series: MFS Emerging Growth Fund, MFS Large Cap Growth Fund and MFS Intermediate Income Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund), MFS Series Trust V (which has two series: MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST"). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

                  Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each of the aforementioned funds is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

                  MFS International Ltd. ("MIL"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds (which has six portfolios: MFS American Funds-U.S. Equity Fund, MFS American Funds-U.S. Emerging Growth Fund, MFS American Funds-U.S. High Yield Bond Fund, MFS American Funds - U.S. Dollar Reserve Fund, MFS American Funds-Charter Income Fund and MFS American Funds-U.S. Research Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

                  MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund and MFS Emerging Markets Debt Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

                  MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

                  MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

                  Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

                  MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

                  MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

                  MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

                  MFS

                  The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., Patricia A. Zlotin, John W. Ballen, Thomas J. Cashman, Jr., Joseph W. Dello Russo and Kevin R. Parke are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Treasurer of MFS.

                  MASSACHUSETTS INVESTORS TRUST
                  MASSACHUSETTS INVESTORS GROWTH STOCK FUND
                  MFS GROWTH OPPORTUNITIES FUND
                  MFS GOVERNMENT SECURITIES FUND
                  MFS SERIES TRUST I
                  MFS SERIES TRUST V
                  MFS SERIES TRUST VI
                  MFS SERIES TRUST X
                  MFS GOVERNMENT LIMITED MATURITY FUND

                  A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

                  MFS SERIES TRUST II

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS GOVERNMENT MARKETS INCOME TRUST
                  MFS INTERMEDIATE INCOME TRUST

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST III

                  A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, and Bernard Scozzafava, Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan, Assistant Vice President of MFS, and Daniel E. McManus, Vice President of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST IV
                  MFS SERIES TRUST IX

                  A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST VII

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SERIES TRUST VIII

                  A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MUNICIPAL SERIES TRUST

                  A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel
E. McManus, Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS VARIABLE INSURANCE TRUST
                  MFS UNION STANDARD TRUST
                  MFS INSTITUTIONAL TRUST

                  A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen
M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MUNICIPAL INCOME TRUST

                  A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MULTIMARKET INCOME TRUST
                  MFS CHARTER INCOME TRUST

                  A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS SPECIAL VALUE TRUST

                  A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS/SUN LIFE SERIES TRUST

                  John D. McNeil, Chairman and Director of Sun Life Assurance Company of Canada, is the Chairman, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MONEY MARKET VARIABLE ACCOUNT
                  HIGH YIELD VARIABLE ACCOUNT
                  CAPITAL APPRECIATION VARIABLE ACCOUNT
                  GOVERNMENT SECURITIES VARIABLE ACCOUNT
                  TOTAL RETURN VARIABLE ACCOUNT
                  WORLD GOVERNMENTS VARIABLE ACCOUNT
                  MANAGED SECTORS VARIABLE ACCOUNT

                  John D. McNeil is the Chairman, Stephen E. Cavan is the Secretary, and James R. Bordewick, Jr., is the Assistant Secretary.

                  MIL

                  A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Thomas J. Cashman, Jr., an Executive Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo, Executive Vice President and Chief Financial Officer of MFS, is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

                  MIL-UK

                  A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, James E. Russell is the Treasurer, and Robert T. Burns is the Assistant Secretary.

                  MIL FUNDS

                  A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MFS MERIDIAN FUNDS

                  A. Keith Brodkin is the Chairman, President and a Director, Richard B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary and James O. Yost, Ellen M. Moynihan and Mark E. Bradley are the Assistant Treasurers.

                  MFD

                  A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

                  CIAI

                  A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                  MFSC

                  A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

                  MFSI

                  A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke (who is an Executive Vice President of
MFS) are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

                  RSI

                  William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold
D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.

                  In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

                  A. Keith Brodkin         Director, Sun Life Assurance Company
                                             of Canada (U.S.), One Sun Life
                                             Executive Park, Wellesley Hills,
                                             Massachusetts

                                           Director, Sun Life Insurance and
                                             Annuity Company of New York, 67
                                             Broad Street, New York, New York

                  Donald A. Stewart        President and a Director, Sun Life
                                             Assurance Company of Canada, Sun
                                             Life Centre, 150 King Street West,
                                             Toronto, Ontario, Canada (Mr.
                                             Stewart is also an officer and/or
                                             Director of various subsidiaries
                                             and affiliates of Sun Life)

                  John D. McNeil           Chairman, Sun Life Assurance Company
                                             of Canada, Sun Life Centre, 150
                                             King Street West, Toronto, Ontario,
                                             Canada (Mr. McNeil is also an
                                             officer and/or Director of various
                                             subsidiaries and affiliates of Sun
                                             Life)

                  Joseph W. Dello Russo    Director of Mutual Fund Operations,
                                             The Boston Company, Exchange Place,
                                             Boston, Massachusetts (until
                                             August, 1994)


ITEM 29.  DISTRIBUTORS

                  (a) Reference is hereby made to Item 28 above.

                  (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

                  (c) Not applicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

                  The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant at the following locations:

                            NAME                           ADDRESS

          Massachusetts Financial Services         500 Boylston Street
            Company (investment adviser)           Boston, MA 02116

          MFS Funds Distributors, Inc.             500 Boylston Street
            (principal underwriter)                Boston, MA 02116

          State Street Bank and Trust Company      State Street South
            (custodian)                            5 - West
                                                   North Quincy, MA 02171

          MFS Service Center, Inc.                 500 Boylston Street
            (transfer agent)                       Boston, MA 02116

ITEM 31.  MANAGEMENT SERVICES

          Not Applicable.

ITEM 32.  UNDERTAKINGS

          (a)    Not applicable.

          (b) Not applicable.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 24th day of November, 1997.

                                            MFS SERIES TRUST X

                                            By:JAMES R. BORDEWICK, JR.
                                               --------------------------------
                                            Name:   James R. Bordewick, Jr.
                                            Title:    Assistant Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on November 24, 1997.

             SIGNATURE                             TITLE
             ---------                             -----

                                      Chairman, President (Principal
A. KEITH BRODKIN*                       Executive Officer) and Trustee
--------------------------------
A. Keith Brodkin

                                      Treasurer (Principal Financial Officer
W. THOMAS LONDON*                       and Principal Accounting Officer)
--------------------------------
W. Thomas London


RICHARD B. BAILEY*                    Trustee
--------------------------------
Richard B. Bailey


PETER G. HARWOOD*                     Trustee
--------------------------------
Peter G. Harwood

J. ATWOOD IVES*                       Trustee
--------------------------------
J. Atwood Ives


LAWRENCE T. PERERA*                   Trustee
--------------------------------
Lawrence T. Perera


WILLIAM J. POORVU*                    Trustee
--------------------------------
William J. Poorvu


CHARLES W. SCHMIDT*                   Trustee
--------------------------------
Charles W. Schmidt


ARNOLD D. SCOTT*                      Trustee
--------------------------------
Arnold D. Scott


JEFFREY L. SHAMES*                    Trustee
--------------------------------
Jeffrey L. Shames


ELAINE R. SMITH*                      Trustee
--------------------------------
Elaine R. Smith


DAVID B. STONE*                       Trustee
--------------------------------
David B. Stone

                                          *By: JAMES R. BORDEWICK, JR.
                                               --------------------------------
                                          Name:  James R. Bordewick, Jr.
                                                 as Attorney-in-fact

                                          Executed by James R. Bordewick, Jr.
                                          on behalf of those indicated
                                          pursuant to a Power of Attorney
                                          dated September 21, 1994,
                                          incorporated by reference to the
                                          Registrant's Post-Effective
                                          Amendment No. 11 filed with
                                          the Securities and Exchange
                                          Commission via EDGAR on
                                          March 30, 1995.

                                INDEX TO EXHIBITS


EXHIBIT NO.                DESCRIPTION OF EXHIBIT                      PAGE NO.

 1 (f) Amendment to Declaration of Trust - Redesignation of
       Series dated September 19, 1997.

10     Opinion and Consent of Counsel dated November 24, 1997.

11 (b) Consent of Deloitte & Touche, LLP on behalf of MFS
       Government Mortgage Fund.

17     Financial Data Schedules for each class of MFS Government
       Mortgage Fund.